As filed with the Securities and Exchange Commission on June 7, 2010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08270

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

(Exact name of registrant as specified in charter)

601 Union Street, Suite 2801, Seattle, WA 98101

(Address of principal executive offices) (Zip code)

John W. O’Halloran

601 Union Street, Suite 2801, Seattle, WA 98101

(Name and address of agent for service)

(800) 248-6314

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

Item 1.	Reports to Stockholders.

1

RAINIER FUNDS    March 31, 2010

Annual Report

Large Cap Equity Portfolio

Mid Cap Equity Portfolio

Small/Mid Cap Equity Portfolio

Balanced Portfolio

Intermediate Fixed Income Portfolio

RAINIER FUNDS    March 31, 2010

601 Union Street, Suite 2801 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

This report and the financial statements contained herein are provided for the general information of the shareholders of the Rainier Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

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Letter to Shareholders

Dear Shareholders,

As Chairman of Rainier Funds and a fellow shareholder, I’d like to express once again on behalf of the entire Rainier team our appreciation for your valued investment in one of the five Portfolios covered in this report. If you are one of the many new shareholders, welcome! This report, known as the Annual Report, contains audited financial statements for the fiscal year ending March 31, 2010. Also, you will see commentaries for each of the Portfolios, which cover the last 12 months, followed by investment total returns. This report also contains financial statements detailing the expenses and holdings of the Portfolios. Finally, this Annual Report contains a Report of Independent Registered Public Accounting Firm written by Deloitte & Touche LLP.

The markets rallied sharply over the last 12 months as investors embraced risk as economic news improved. Rainier Portfolios holding equities participated in the advance, although lagged behind primary benchmarks, while the Intermediate Fixed Income Portfolio outperformed its benchmark.

We have been in an environment since early spring of last year where financially weak companies with lower growth opportunities have experienced meaningful equity outperformance. It is very unlikely this outperformance can be sustained over the course of a business cycle. Emphasizing companies with above-average earnings growth prospects, financial strength and reasonable valuations—which we have done consistently over many market cycles—has been a rewarding strategy more often than not. These characteristics exist in the Portfolios, and as such, we believe they are well-positioned for the upcoming market cycle.

Thank you again for your trust and confidence in Rainier and investment in the Rainier Funds.

Sincerely,

John W. O’Halloran

Chairman

Rainier Investment Management Mutual Funds

Past performance does not guarantee future results. Mutual fund investing involves risk; principal loss is possible.

Opinions expressed in this report are subject to change, not guaranteed, and are not to be considered investment advice.

Quasar Distributors, LLC

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Comments from the Investment Advisor

ABOUT THE ADVISOR:

The Investment Advisor to the Funds is Rainier Investment Management, Inc.® (Rainier) located in Seattle, Washington. Rainier manages $18.2 billion of discretionary assets for primarily institutional clients.

EQUITY COMMENTS

U.S. stocks staged a remarkable recovery in the one-year period ending March 31, 2010. The foundation for the rally was the deeply oversold condition of equities following the collapse of prices in 2008, the strong policy response of both the Treasury Department and the Federal Reserve and a powerful recovery in corporate earnings.

The contrast between the market in 2008 and 2009 could not be more extreme. In 2008, approximately 90% of the stocks in the Dow Jones Industrial Average, S&P 500 and NASDAQ declined, while in 2009, approximately 90% rose. Price volatility of this magnitude is rare and presents both challenges and opportunities for investors.

As stocks have surged, a significant degree of confidence has been restored among investors. Corrections have been shallow, with none exceeding more than 10%. Investors have been “buying the dips” and shifting funds steadily from cash and fixed-income into stocks. We believe this behavior has been justified, as our view has been that the economy would recover more rapidly than was expected and that the underlying fundamentals of the market were considerably better than was feared. Another illustration of the strength of the rally has been that it has occurred in the midst of continued high unemployment, a spike in deficit spending, healthcare reform, the sovereign debt crisis in Europe and major impending financial services reform. It can truly be said that the market has climbed the proverbial “wall of worry.”

Our investment performance over the past year, while strong on an absolute basis, has been disappointing on a relative basis. We lagged our primary benchmarks mainly because, despite having a positive view that the economy would recover, the rebound was even stronger than we anticipated. Defensive holdings underperformed. We were reluctant to buy the most depressed financial stocks, and they staged the most dramatic price recoveries. The second quarter of 2009 was an especially challenging one, and most of the underperformance occurred during those three months.

The investment team at Rainier remains focused on what has always been our strength—identifying and investing in companies with strong underlying fundamentals and significant price appreciation potential. Although our investment philosophy and process have not changed, we

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have made significant investments in people and technology in the last several years, and we are taking every possible step to maintain what has been a strong long-term performance record.

FIXED-INCOME COMMENTS

Beginning almost exactly a year ago, the fixed-income market had one central theme—improving valuations for riskier assets such as corporate bonds, and declining valuations for risk-free Treasuries. In March 2009, shortly after marking the lows in the equity market, government actions, including quantitative easing, a $787 billion fiscal stimulus package and bank stress tests resulting in higher capital requirements, set the stage for investors to gain confidence that the financial system had moved past the point of systemic failure and potential nationalization. Capital markets reopened, igniting a turnaround in demand and valuations for riskier assets. Additionally, the economy began to show signs of stabilization and then recovery as the year progressed. Gross Domestic Product (GDP) was positive in the third quarter for the first time after four straight negative quarters. Combining the historically attractive valuations for risky assets, such as corporate bonds, with a recovery of the financial sector and the economy overall, resulted in one of the best years for corporate bonds since the mid-1980s.

As we move forward, all eyes are on the Federal Reserve for insight as to when and how they will begin to remove the extremely accommodative monetary policy. The potential exists for them to wait too long, potentially sparking a rise in inflation as the economy gains momentum. However, on the other side of the scale is the risk of being too early, which could jeopardize all the progress made to date, sending the economy back into recession. We think the Fed will err on the side of ensuring a self-sustaining recovery and, although corporate bond valuations have improved significantly, they should continue to outperform other fixed-income asset classes in the coming year.

See page 70 for index descriptions.

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PORTFOLIO INVESTMENT RETURNS

Large Cap Equity Portfolio

COMMENTARY:

The Portfolio rose 40.60% compared to the 49.77% rise in the S&P 500®. Nearly half of the underperformance was due to the financial sector, where there was a high opportunity cost of not investing in the stocks that recovered most sharply off of the lows. The other sector that was disappointing was consumer discretionary, which accounted for approximately one third of the underperformance. This sector accounted for two of the best stocks during the year—Starbucks and Coach, as well as two of the biggest detractors—Best Buy and Darden Restaurants. Among the stocks that contributed the most to performance were Apple, Express Scripts, Walter Energy and Cummins. Detractors included several stocks in the health-care sector—Gilead Sciences, Abbott Labs and Baxter. We continue to deemphasize defensive sectors, such as consumer staples and utilities, and to lean in favor of companies that should benefit from an improving economy.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2010

	1 Year	3 Years	5 Years	10 Years	Since Inception
Large Cap Equity* — Original Shares	40.60%	-4.52%	2.20%	-0.62%	8.92%
Large Cap Equity* — Institutional Shares	40.93	-4.29	2.45	-0.42	9.06
S&P 500 Index	49.77	-4.17	1.92	-0.65	8.25
Russell 1000 Growth Index	49.75	-0.78	3.42	-4.21	7.29
Consumer Price Index	2.39	1.98	2.42	2.44	2.49

Inception date 5/10/94

Gross Expense Ratio for Original Shares is 1.07% and for Institutional Shares is 0.82% as of 3/31/09, which are the amounts stated in the current prospectuses as of the date of this report.

*Average annualized returns. The performance figures for the Institutional Shares include the performance for the Original Shares for periods prior to the effective date of the I-Shares, which was 5/2/02. The Original Shares commenced on 5/10/94, and they impose higher expenses than that of the I-Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Advisor has an agreement in place to limit expenses. However, the expense limits currently have not been exceeded. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities.

See page 70 for index descriptions.

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PORTFOLIO INVESTMENT RETURNS

Mid Cap Equity Portfolio

COMMENTARY:

The Mid Cap Equity Portfolio rose 49.13% compared to a 67.71% increase in the Russell Midcap® Index. Similar to the Large Cap Equity Portfolio, the weakest area was financial services, which accounted for approximately one third of the underperformance. Four of the stocks that had high opportunity costs were in this sector. As an example, Genworth, a stock that was perceived by many to be a candidate for bankruptcy, rose 865%, costing the Portfolio 0.25%. While this is small in comparison to the magnitude of our underperformance, it is illustrative of the types of gains that were experienced during the recovery from the 2008 collapse. Strong performers included F5 Networks, Guess and Bucyrus International. Detractors included Raymond James, FTI Consulting, Cephalon and Immucor.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2010

	1 Year	3 Years	5 Years	10 Years	Since Inception
Mid Cap Equity* — Original Shares	49.13%	-3.55%	–	–	3.34%
Mid Cap Equity* — Institutional Shares	49.50	-3.30	–	–	3.60
Russell Midcap Index	67.71	-3.30	–	–	1.70
Russell Midcap Growth Index	63.00	-2.04	–	–	1.52
Consumer Price Index	2.39	1.98	–	–	2.31

Inception date 12/27/05

Gross Expense Ratio for Original Shares is 1.22% and for Institutional Shares is 0.97% as of 3/31/09, which are the amounts stated in the current prospectuses as of the date of this report.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Advisor has an agreement in place to limit expenses. However, the expense limits currently have not been exceeded. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities.

See page 70 for index descriptions.

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PORTFOLIO INVESTMENT RETURNS

Small/Mid Cap Equity Portfolio

COMMENTARY:

The Small/Mid Cap Equity Portfolio rose 47.83% compared to a 65.71% increase in the Russell 2500™ Index. Results were clearly disappointing with the health-care sector being especially challenging. Although there were some standout results from stocks such as Cliffs Natural Resources, Cognizant and Urban Outfitters, detractors overwhelmed the contributors. In the health-care sector, the Portfolio was hurt by Immucor and Cephalon. Financial stocks such as Lazard and Raymond James were also detrimental. Our investment approach did not work well during the extreme market environment that was encountered in 2009. Nevertheless, we are confident in our approach and believe that we will be able to deliver more competitive returns in the coming year.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2010

	1 Year	3 Years	5 Years	10 Years	Since Inception
Small/Mid Cap Equity* — Original Shares	47.83%	-7.26%	2.82%	3.92%	10.63%
Small/Mid Cap Equity* — Institutional Shares	48.14	-7.03	3.07	4.12	10.76
Russell 2500 Index	65.71	-3.16	4.05	4.83	9.75
Russell 2500 Growth Index	63.92	-1.67	4.65	-0.75	7.32
Consumer Price Index	2.39	1.98	2.42	2.44	2.49

Inception date 5/10/94

Gross Expense Ratio for Original Shares is 1.16% and for Institutional Shares is 0.91% as of 3/31/09, which are the amounts stated in the current prospectuses as of the date of this report.

*Average annualized returns. The performance figures for the Institutional Shares include the performance for the Original Shares for periods prior to the effective date of the I-Shares, which was 5/2/02. The Original Shares commenced on 5/10/94, and they impose higher expenses than that of the I-Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Advisor has an agreement in place to limit expenses. However, the expense limits currently have not been exceeded. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities.

See page 70 for index descriptions.

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PORTFOLIO INVESTMENT RETURNS

Balanced Portfolio

COMMENTARY:

The Portfolio rose 28.35% compared to the 30.86% rise in the Balanced Index. 2009 was the inverse of 2008—what provided some protection on the way down restrained returns in 2009. Equity results were virtually the same as those of the Large Cap Equity Portfolio, where financial and consumer discretionary stocks were the biggest detractors on a sector basis. We anticipate that equities should outperform bonds in the coming year. Our target asset mix continues to be 60% stocks and 40% fixed income and cash equivalents.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2010

	1 Year	3 Years	5 Years	10 Years	Since Inception
Balanced* — Original Shares	28.35%	-0.90%	3.17%	1.70%	7.63%
Balanced* — Institutional Shares	28.68	-0.67	3.41	1.89	7.76
Balanced Index	30.86	0.04	3.42	2.12	7.60
S&P 500 Index	49.77	-4.17	1.92	-0.65	8.25
Barclays Capital U.S. Intermediate Gov/Credit Index	6.92	5.89	5.16	5.93	6.15
Consumer Price Index	2.39	1.98	2.42	2.44	2.49

Inception date 5/10/94

Gross Ratio for Original Shares is 1.03% and for Institutional Shares is 0.78% as of 3/31/09, which are the amounts stated in the current prospectuses as of the date of this report.

*Average annualized returns. The performance figures for the Institutional Shares include the performance for the Original Shares for periods prior to the effective date of the I-Shares, which was 5/2/02. The Original Shares commenced on 5/10/94, and they impose higher expenses than that of the I-Shares.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed and asset-backed securities may involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Advisor has an agreement in place to limit expenses. However, the expense limits currently have not been exceeded. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities.

See page 70 for index descriptions.

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PORTFOLIO INVESTMENT RETURNS

Intermediate Fixed Income Portfolio

COMMENTARY:

The Portfolio return for the one-year period through March 31, 2010 was 9.75%, significantly outperforming the benchmark return of 6.92%. The overweight to corporate bonds benefited performance as government bailouts and financial institution stress tests set the stage for the return of investor risk appetites. As the economic recovery began to gain traction, corporate earnings results reflected the positive impact of aggressive cost cutting and improved free cash flow. Combined with the stabilization of consumer credit delinquencies and the peak in credit losses in the fourth quarter, investors increasingly gravitated toward corporate bonds, leading to tighter valuations and significantly higher returns. Despite the performance over the last 12 months, we continue to expect corporate bonds to outperform Treasuries and agencies, as improving valuations should mitigate the impact of rising interest rates as the economic recovery gains momentum.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2010

	1 Year	3 Years	5 Years	10 Years	Since Inception
Intermediate Fixed Income*	9.75%	5.95%	5.05%	5.54%	5.66%
Barclays Capital U.S. Intermediate Gov./Credit Index	6.92	5.89	5.16	5.93	6.15
Citigroup 3-month Treasury Bill Index	0.13	1.80	2.76	2.70	3.61
Consumer Price Index	2.39	1.98	2.42	2.44	2.49

Inception date 5/10/94

Gross and Net Expense Ratios are 0.67% and 0.55%, respectively, as of 3/31/09 which are the amounts stated in the current prospectuses as of the date of this report. Contractual fee waivers in effect until 7/31/11.

*Average annualized returns.

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown, and may be obtained at 1-800-248-6314 or www.rainierfunds.com. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in mortgage-backed and asset-backed securities may involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced.

See page 70 for index descriptions.

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FUND EXPENSES

Rainier Funds

March 31, 2010 (Unaudited)

EXPENSE EXAMPLES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Original Class only), and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested 10/1/09 and held for the entire period from 10/1/09 to 3/31/2010.

ACTUAL EXPENSES

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

LARGE CAP EQUITY PORTFOLIO

Expenses Example

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/10)	$1,093.10	$1,093.70	$1,019.16	$1,020.39
Expenses Paid during Period*	$6.04	$4.76	$5.83	$4.59

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.16% for Original, 0.91% for Institutional), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

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MID CAP EQUITY PORTFOLIO

Expenses Example

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/10)	$1,125.00	$1,126.40	$1,018.36	$1,019.60
Expenses Paid during Period*	$6.98	$5.67	$6.63	$5.38

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.32% for Original, 1.07% for Institutional), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

SMALL/MID CAP EQUITY PORTFOLIO

Expenses Example

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/10)	$1,118.80	$1,119.80	$1,018.76	$1,020.00
Expenses Paid during Period*	$6.54	$5.22	$6.23	$4.98

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.24% for Original, 0.99% for Institutional), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

BALANCED PORTFOLIO

Expenses Example

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Original	Institutional	Original	Institutional
Beginning Account Value (10/1/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/10)	$1,065.80	$1,066.60	$1,019.21	$1,020.46
Expenses Paid during Period*	$5.91	$4.62	$5.77	$4.52

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.15% for Original, 0.90% for Institutional), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

INTERMEDIATE FIXED INCOME PORTFOLIO

Expenses Example

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (10/1/09)	$1,000.00	$1,000.00
Ending Account Value (3/31/10)	$1,024.80	$1,022.19
Expenses Paid during Period*	$2.78	$2.77

*Expenses are equal to the Fund’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

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SCHEDULE OF INVESTMENTS

Rainier Large Cap Equity Portfolio

Sector Representation as of March 31, 2010 (% of net assets)

COMMON STOCKS (100.0%)
	Shares	Value

CONSUMER DISCRETIONARY (13.4%)
Autoliv, Inc.*	275,740	$14,208,882
Carnival Corp. Cl. A	408,140	15,868,483
Coach, Inc.	245,215	9,690,897
DeVry, Inc.	218,850	14,269,020
Kohls Corp.*	277,690	15,211,858
Limited Brands, Inc.	683,280	16,822,353
Lowe’s Companies, Inc.	715,970	17,355,113
Marriott International, Inc. Cl. A	374,570	11,806,447
McDonald’s Corp.	186,800	12,463,296
NIKE, Inc. Cl. B	103,100	7,577,850
Target Corp.	303,880	15,984,088
The DIRECTV Group, Inc. Cl. A*	229,045	7,744,012
The Walt Disney Co.	546,720	19,085,995
Tiffany & Co.	243,110	11,545,294
Time Warner, Inc.	328,930	10,285,641
Whirlpool Corp.	92,240	8,047,940
Total Consumer Discretionary		207,967,169

CONSUMER STAPLES (9.1%)
Avon Products, Inc.	340,330	$11,526,977
Colgate-Palmolive Co.	176,740	15,068,852
General Mills, Inc.	255,370	18,077,643
PepsiCo, Inc.	471,312	31,182,002
Philip Morris International, Inc.	316,670	16,517,507
The Estee Lauder Companies Inc. Cl. A	249,890	16,210,364
The J.M. Smucker Co.	336,835	20,297,677
Wal-Mart Stores, Inc.	226,055	12,568,658
Total Consumer Staples		141,449,680

ENERGY (8.4%)
Cameron International Corp.*	331,150	14,193,089
Chevron Corp.	621,735	47,146,165
Devon Energy Corp.	283,330	18,254,952
Halliburton Co.	560,250	16,880,333
Total SA - ADR	404,590	23,474,312
Whiting Petroleum Corp.*	124,040	10,027,393
Total Energy		129,976,244

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FINANCIALS (12.7%)
American Express Co.	467,040	$19,270,070
Ameriprise Financial, Inc.	388,010	17,600,134
Bank of America Corp.	567,330	10,126,841
Franklin Resources, Inc.	200,070	22,187,763
Intercontinental Exchange,
Inc.*	86,360	9,687,865
JPMorgan Chase & Co.	923,270	41,316,332
Lincoln National Corp.	409,860	12,582,702
Morgan Stanley	213,310	6,247,850
New York Community Bancorp, Inc.	626,380	10,360,325
State Street Corp.	497,510	22,457,601
The Goldman Sachs Group, Inc.	36,920	6,299,660
The PNC Financial Services Group, Inc.	297,960	17,788,212
Total Financials		195,925,355

HEALTH CARE (14.6%)
Abbott Laboratories	572,405	30,154,295
Allergan, Inc.	136,365	8,907,362
Amgen, Inc.*	253,310	15,137,806
Baxter International, Inc.	227,925	13,265,235
Celgene Corp.*	315,575	19,553,027
Cephalon, Inc.*	129,250	8,760,565
Covance, Inc.*	150,610	9,245,948
Express Scripts, Inc.*	151,035	15,369,322
Gilead Sciences, Inc.*	391,615	17,810,650
McKesson Corp.	148,620	9,767,306
Merck & Co., Inc.	493,310	18,425,128
QIAGEN N.V.*	410,305	9,432,912
Shire PLC - ADR	190,930	12,593,743
St. Jude Medical, Inc.*	249,620	10,246,901
Teva Pharmaceutical Industries, Ltd. - ADR	220,360	13,900,309
UnitedHealth Group, Inc.	415,150	13,562,950
Total Health Care		226,133,459

INDUSTRIALS (13.0%)
3M Co.	257,770	21,541,839
ABB Ltd. - ADR	539,005	11,771,869
Bucyrus International, Inc.	205,040	13,530,590
CSX Corp.	250,950	12,773,355
Cummins, Inc.	347,370	21,519,572
Deere & Co.	392,370	23,330,320

Emerson Electric Co.	393,310	$19,799,226
Expeditors International
Washington, Inc.	140,620	5,191,690
FedEx Corp.	169,350	15,817,290
General Electric Co.	769,710	14,008,722
Iron Mountain, Inc.*	403,815	11,064,531
Precision Castparts Corp.	145,075	18,382,453
United Technologies
Corp.	173,710	12,786,793
Total Industrials		201,518,250

INFORMATION TECHNOLOGY (20.6%)
Apple, Inc.*	221,370	52,006,454
Broadcom Corp. Cl. A*	388,865	12,902,541
Check Point Software
Technologies Ltd.*	353,985	12,410,714
Cisco Systems, Inc.*	1,389,895	36,178,967
eBay, Inc.*	370,600	9,987,670
EMC Corp.*	1,464,080	26,412,003
Google Inc. Cl. A*	50,965	28,897,665
Intel Corp.	928,875	20,676,757
Juniper Networks, Inc.*	293,820	9,014,397
Microsoft Corp.	942,946	27,600,030
NVIDIA Corp.*	530,920	9,227,390
Oracle Corp.	749,860	19,263,903
QUALCOMM, Inc.	371,930	15,617,341
Trimble Navigation Ltd.*	219,310	6,298,583
Visa, Inc.	225,581	20,534,638
Western Union Co.	693,460	11,761,082
Total Information Technology		318,790,135

MATERIALS (5.0%)
Albemarle Corp.	370,860	15,809,762
Freeport-McMoRan Copper & Gold, Inc.	318,450	26,603,313
Praxair, Inc.	174,630	14,494,290
Walter Energy, Inc.	229,330	21,160,279
Total Materials		78,067,644

TELECOMMUNICATION SERVICES (1.5%)
American Tower Corp. Cl. A*	545,510	23,244,181
Total Telecommunication Services		23,244,181

The accompanying notes are an integral part of these financial statements.

P / 15

SCHEDULE OF INVESTMENTS

Rainier Large Cap Equity Portfolio

continued

UTILITIES (1.7%)
The AES Corp.*	2,048,490	$22,533,390
Wisconsin Energy Corp.	75,080	3,709,703
Total Utilities		26,243,093

TOTAL COMMON STOCKS
(cost $1,248,780,533)	$1,549,315,210

SHORT-TERM INVESTMENTS (0.0%)
	Principal Amount	Value

MONEY MARKET MUTUAL FUNDS (0.0%)
First American Prime Obligations Fund	$749,069	$749,069

TOTAL SHORT-TERM INVESTMENTS
(cost $749,069)		$749,069

TOTAL INVESTMENTS (100.0%)
(cost $1,249,529,602)		$1,550,064,279

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.0%)		(1,916,889)

TOTAL NET ASSETS (100.0%)		$1,548,147,390

ADR - American Depository Receipt

*Non-income producing security.

P / 16

SCHEDULE OF INVESTMENTS

Rainier Mid Cap Equity Portfolio

Sector Representation as of March 31, 2010 (% of net assets)

COMMON STOCKS (99.7%)
	Shares	Value

CONSUMER DISCRETIONARY AND SERVICES (19.6%)
Avon Products, Inc.	143,000	$4,843,410
Bally Technologies, Inc.*	118,985	4,823,652
Big Lots, Inc.*	247,440	9,011,765
BorgWarner, Inc.*	101,320	3,868,398
Carnival Corp.	85,620	3,328,905
Chipotle Mexican Grill, Inc.*	30,240	3,407,141
Coach, Inc.	101,305	4,003,574
DeVry, Inc.	99,370	6,478,924
Discovery Communications, Inc.*	253,110	8,552,587
DreamWorks Animation SKG, Inc.*	133,960	5,276,684
Fossil, Inc.*	91,510	3,453,587
Guess?, Inc.	148,055	6,955,624
Jarden Corp.	228,900	7,620,081
Kohl’s Corp.*	61,610	3,374,996
LKQ Corp.*	148,792	3,020,478
Macys, Inc.	189,160	4,118,013

Marriott International, Inc. Cl. A	165,190	$5,206,789
Nordstrom, Inc.	135,630	5,540,485
NVR, Inc.*	6,840	4,969,260
priceline.com, Inc.*	20,950	5,342,250
The Estee Lauder Companies, Inc.	77,720	5,041,696
Thor Industries, Inc.	60,670	1,832,841
Tiffany & Co.	131,500	6,244,935
Tractor Supply Co.	57,800	3,355,290
Urban Outfitters, Inc.*	181,240	6,892,557
Warnaco Group, Inc.*	109,100	5,205,161
Whirlpool Corp.	58,850	5,134,662
Total Consumer Discretionary and Services		136,903,745

CONSUMER STAPLES (3.2%)
Church & Dwight Co., Inc.	82,615	5,531,074
General Mills, Inc.	102,550	7,259,515
The J.M. Smucker Co.	160,850	9,692,821
Total Consumer Staples		22,483,410

The accompanying notes are an integral part of these financial statements.

P / 17

SCHEDULE OF INVESTMENTS

Rainier Mid Cap Equity Portfolio

continued

ENERGY (8.5%)
Cameron International Corp.*	173,290	$7,427,209
Concho Resources, Inc.*	151,365	7,622,742
Dresser-Rand Group, Inc.*	236,240	7,422,661
EXCO Resources, Inc.	193,610	3,558,552
Forest Oil Corp.*	203,260	5,248,173
Oceaneering International, Inc.*	39,310	2,495,792
Walter Energy, Inc.	130,930	12,080,911
Whiting Petroleum Corp.*	166,160	13,432,374
Total Energy		59,288,414

FINANCIAL SERVICES (17.6%)
Affiliated Managers Group, Inc.*	149,600	11,818,400
Alliance Data Systems Corp.*	190,630	12,198,414
Ameriprise Financial, Inc.	290,930	13,196,585
Commerce Bancshares, Inc.	143,144	5,888,944
Digital Realty Trust, Inc.	201,335	10,912,357
First Niagara Financial Group, Inc.	592,240	8,421,653
Franklin Resources, Inc.	84,300	9,348,870
MSCI, Inc. Cl. A*	57,610	2,079,721
New York Community Bancorp, Inc.	279,360	4,620,614
Primerica, Inc.*	35,040	525,600
Raymond James Financial, Inc.	237,400	6,348,076
SEI Investments Co.	223,240	4,904,583
Signature Bank*	212,200	7,862,010
State Street Corp.	157,050	7,089,237
Stifel Financial Corp.*	80,160	4,308,600
T Rowe Price Group, Inc.	153,770	8,446,586
The PNC Financial Services Group, Inc.	86,980	5,192,706
Total Financial Services	123,162,956

HEALTH CARE (10.9%)
Alexion Pharmaceuticals, Inc.*	91,975	5,000,681

Allscripts-Misys Healthcare Solutions, Inc.*	244,430	$4,781,051
AmerisourceBergen Corp.	105,430	3,049,036
Celgene Corp.*	94,415	5,849,953
Cephalon, Inc.*	66,725	4,522,621
Community Health Systems, Inc.*	109,420	4,040,881
Covance, Inc.*	64,470	3,957,813
Emergency Medical Services Corp.*	72,010	4,072,165
Express Scripts, Inc.*	60,505	6,156,989
Inverness Medical Innovations, Inc.*	123,090	4,794,355
Life Technologies Corp.*	116,550	6,092,069
Mylan Laboratories*	200,690	4,557,670
QIAGEN N.V.*	354,680	8,154,093
Shire PLC - ADR	83,940	5,536,682
United Therapeutics Corp.*	94,830	5,246,944
Total Health Care		75,813,003

MATERIALS AND PROCESSING (8.0%)
Airgas, Inc.	97,185	6,182,910
Albemarle Corp.	164,340	7,005,814
Cliffs Natural Resources, Inc.	126,870	9,001,426
Greif, Inc. Cl. A	135,300	7,430,676
Precision Castparts Corp.	43,205	5,474,506
Silver Wheaton Corp.*	354,670	5,561,226
The Scotts Miracle-Gro Co.	131,590	6,099,196
Valspar Corp.	321,460	9,476,641
Total Materials and Processing		56,232,395

PRODUCER DURABLES (13.7%)
Alaska Air Group, Inc.*	137,480	$5,668,300
AMETEK, Inc.	170,075	7,051,310
AMR Corp.*	518,980	4,727,908
Bucyrus International, Inc.	133,010	8,777,330
Chicago Bridge & Iron Co. N.V.*	274,400	6,382,544
CSX Corp.	100,470	5,113,923
Cummins, Inc.	143,550	8,892,923

P / 18

Expeditors International Washington, Inc.	79,370	2,930,340
Flowserve Corp.	68,500	7,553,495
FTI Consulting, Inc.*	120,960	4,756,147
Hewitt Associates, Inc. Cl. A*	170,930	6,799,595
Iron Mountain, Inc.	272,550	7,467,870
Kennametal, Inc.	236,560	6,652,067
MSC Industrial Direct Co., Inc. Cl. A	179,710	9,114,891
Trimble Navigation Ltd.*	133,795	3,842,593
Total Producer Durables		95,731,236

TECHNOLOGY (14.4%)
American Tower Corp. - Cl. A*	149,895	6,387,026
Amphenol Corp. Cl. A	78,975	3,331,955
ANSYS, Inc.*	113,345	4,889,703
Broadcom Corp. Cl. A	142,925	4,742,252
Brocade Communications Systems, Inc.*	481,200	2,747,652
Check Point Software Technologies Ltd.*	156,860	5,499,512
Citrix Systems, Inc.*	89,750	4,260,432
Cognizant Technology Solutions Corp.*	76,320	3,890,794
F5 Networks, Inc.*	58,170	3,578,037
JDS Uniphase Corp.*	463,190	5,803,770

Juniper Networks, Inc.*	126,340	3,876,111
Marvell Technology Group Ltd.*	415,790	8,473,800
MICROS Systems, Inc.*	189,665	6,236,185
NetApp, Inc.*	122,385	3,984,856
Nuance Communications, Inc.*	461,740	7,683,354
NVIDIA Corp.*	267,230	4,644,457
ON Semiconductor Corp.*	603,240	4,825,920
SBA Communications Corp.*	161,240	$5,815,927
Silicon Laboratories, Inc.*	117,485	5,600,510
Teradyne, Inc.*	369,710	4,129,661
Total Technology		100,401,914

UTILITIES (3.8%)
Aqua America, Inc.	402,250	7,067,532
ITC Holdings Corp.	141,800	7,799,000
The AES Corp.*	1,040,060	11,440,660
Total Utilities		26,307,192

TOTAL COMMON STOCKS
(cost $544,734,742)		$696,324,265

The accompanying notes are an integral part of these financial statements.

P / 19

SCHEDULES OF INVESTMENTS

Rainier Mid Cap Equity Portfolio

continued

SHORT-TERM INVESTMENTS (1.7%)
	Principal Amount	Value

MONEY MARKET MUTUAL FUNDS (1.7%)
First American Prime Obligations Fund	$11,662,845	$11,662,845

TOTAL SHORT-TERM INVESTMENTS
(cost $11,662,845)		$11,662,845

TOTAL INVESTMENTS (101.4%)
(cost $556,397,587)		$707,987,110

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.4%)		(9,432,481)

TOTAL NET ASSETS (100.0%)		$698,554,629

ADR - American Depository Receipt

*Non-income producing security.

P / 20

SCHEDULE OF INVESTMENTS

Rainier Small/Mid Cap Equity Portfolio

Sector Representation as of March 31, 2010 (% of net assets)

COMMON STOCKS (99.8%)
	Shares	Value

CONSUMER DISCRETIONARY AND SERVICES (18.1%)
Autoliv, Inc.*	393,630	$20,283,754
Bally Technologies, Inc.*	609,680	24,716,427
Big Lots, Inc.*	1,073,690	39,103,790
Chipotle Mexican Grill, Inc.*	144,370	16,266,168
Cinemark Holdings, Inc.	1,167,590	21,413,601
Coach, Inc.	553,450	21,872,344
Cooper Tire & Rubber Co.	2,019,590	38,412,602
Discovery Communications, Inc.*	1,160,650	39,218,363
DreamWorks Animation SKG, Inc.*	639,790	25,201,328
Fossil, Inc.*	436,850	16,486,719
Gaylord Entertainment Co.*	351,130	10,284,598
Guess?, Inc.	857,560	40,288,169
Jarden Corp.	1,126,490	37,500,852
LKQ Corp.*	888,568	18,037,930
Macys, Inc.	907,940	19,765,854

Nordstrom, Inc.	565,420	$23,097,407
Penske Automotive Group, Inc.*	778,040	11,219,337
Pool Corp.	703,290	15,922,486
priceline.com, Inc.*	71,570	18,250,350
Steven Madden Ltd.*	310,350	15,145,080
Tenneco, Inc.*	549,350	12,992,127
The Gymboree Corp.*	313,140	16,167,418
Thor Industries, Inc.	601,010	18,156,512
Tractor Supply Co.	277,800	16,126,290
Universal Electronics, Inc.*	135,360	3,023,942
Urban Outfitters, Inc.*	912,790	34,713,404
Warnaco Group, Inc.*	539,340	25,731,911
Total Consumer Discretionary and Services		599,398,763

CONSUMER STAPLES (3.7%)
Central European Distribution Corp.*	610,000	21,356,100
Church & Dwight Co., Inc.	436,320	29,211,624
Diamond Foods, Inc.	237,750	9,995,010

The accompanying notes are an integral part of these financial statements.

P / 21

SCHEDULE OF INVESTMENTS

Rainier Small/Mid Cap Equity Portfolio

continued

The J.M. Smucker Co.	459,875	$27,712,068
TreeHouse Foods, Inc.*	762,370	33,445,172
Total Consumer Staples		121,719,974

ENERGY (7.4%)
Berry Petroleum Co. - Cl. A	416,760	11,735,962
Concho Resources, Inc.*	399,305	20,109,000
Dresser-Rand Group, Inc.*	842,785	26,480,305
Energy XXI (Bermuda) Ltd.*	1,475,996	26,435,088
EXCO Resources, Inc.	908,410	16,696,576
Massey Energy Corp.	810,020	42,355,946
Oceaneering International, Inc.*	134,250	8,523,532
Swift Energy Co.*	1,103,260	33,914,212
Whiting Petroleum Corp.*	706,790	57,136,904
Total Energy		243,387,525

FINANCIAL SERVICES (17.4%)
Affiliated Managers Group, Inc.*	768,800	60,735,200
Alliance Data Systems Corp.*	875,840	56,045,002
Digital Realty Trust, Inc.	914,240	49,551,808
DuPont Fabros Technology, Inc.	1,144,250	24,704,358
First Niagara Financial Group, Inc.	3,048,340	43,347,395
Jones Lang LaSalle, Inc.	219,600	16,006,644
KBW, Inc.*	349,870	9,411,503
Lincoln National Corp.	1,617,220	49,648,654
MSCI, Inc. Cl. A*	259,950	9,384,195
NewAlliance Bancshares, Inc.	1,094,920	13,817,890
Piper Jaffray Companies*	762,770	30,739,631
Prosperity Bancshares, Inc.	1,372,455	56,270,655
Raymond James Financial, Inc.	1,069,070	28,586,932
SEI Investments Co.	1,263,980	27,769,640
Signature Bank*	1,142,310	42,322,585
Stifel Financial Corp.*	892,320	47,962,200

Willis Group Holdings Public Ltd. Co.	312,930	$9,791,580
Total Financial Services	576,095,872

HEALTH CARE (14.5%)
Alexion Pharmaceuticals, Inc.*	446,105	24,254,729
Allscript-Misys Healthcare Solutions, Inc.*	1,411,020	27,599,551
AmerisourceBergen Corp.	513,280	14,844,058
athenahealth, Inc.*	483,560	17,678,954
Cephalon, Inc.*	320,565	21,727,896
Charles River Laboratories International, Inc.*	377,340	14,833,235
Community Health Systems, Inc.*	525,950	19,423,334
Emergency Medical Services Corp.*	428,330	24,222,061
HealthSouth Corp.*	1,631,090	30,501,383
Icon PLC - ADR*	546,500	14,427,600
Immucor, Inc.*	641,173	14,355,863
Inverness Medical Innovations, Inc.*	551,955	21,498,647
Life Technologies Corp.*	576,870	30,152,995
Lincare Holdings, Inc.*	419,800	18,840,624
Mylan Laboratories*	968,450	21,993,499
QIAGEN N.V.*	2,346,599	53,948,311
ResMed, Inc.*	249,490	15,880,039
Sirona Dental Systems, Inc.*	569,610	21,662,268
Sun Healthcare Group, Inc.*	1,149,135	10,962,748
Thoratec Corp.*	495,890	16,587,521
United Therapeutics Corp.*	487,134	26,953,124
VCA Antech, Inc.*	663,410	18,595,382
Total Health Care		480,943,822

MATERIALS AND PROCESSING (7.3%)
Airgas, Inc.	396,060	25,197,337

P / 22

Cliffs Natural Resources, Inc.	605,980	$42,994,281
FMC Corp.	300,660	18,201,957
RBC Bearings, Inc.*	197,330	6,288,907
Schweitzer-Mauduit International, Inc.	366,230	17,417,899
Seabridge Gold, Inc.*	662,480	16,138,013
Silver Wheaton Corp.*	2,562,910	40,186,428
The Scotts Miracle-Gro Co.	789,100	36,574,785
Valspar Corp.	1,330,040	39,209,579
Total Materials and Processing		242,209,186
PRODUCER DURABLES (13.8%)
ABM Industries, Inc.	1,596,145	33,838,274
Aegean Marine Petroleum Network, Inc.	1,063,870	30,192,631
Alaska Air Group, Inc.*	666,600	27,483,918
Allegiant Travel Co.*	232,400	13,446,664
AMETEK, Inc.	881,800	36,559,428
Bucyrus International, Inc.	307,590	20,297,864
Con-way, Inc.	94,330	3,312,869
EnerSys*	1,457,585	35,944,046
Flowserve Corp.	384,150	42,360,220
FTI Consulting, Inc.*	577,101	22,691,611
GrafTech International Ltd.*	2,009,700	27,472,599
Hewitt Associates, Inc. Cl. A*	815,405	32,436,811
Kennametal, Inc.	1,724,780	48,500,814
MSC Industrial Direct Co., Inc. Cl. A	626,700	31,786,224
The Middleby Corp.*	536,120	30,875,151
Trimble Navigation Ltd.*	639,235	18,358,829
Woodward Governor Co.	40,970	1,310,221
Total Producer Durables		456,868,174

TECHNOLOGY (15.1%)
Adtran, Inc.	765,710	20,176,459
ANSYS, Inc.*	602,485	25,991,203

Brocade Communications Systems, Inc.*	2,413,250	$13,779,657
Check Point Software Technologies Ltd.*	753,890	26,431,383
Ciena Corp.*	1,082,760	16,501,262
Citrix Systems, Inc.*	358,520	17,018,944
Cognizant Technology Solutions Corp.*	343,990	17,536,610
Concur Technologies, Inc.*	304,195	12,475,037
Diodes, Inc.*	657,033	14,717,539
F5 Networks, Inc.*	298,290	18,347,818
Finisar Corp.*	658,860	10,350,691
Hittite Microwave Corp.*	320,690	14,100,740
Marvell Technology Group Ltd.*	2,152,045	43,858,677
MICROS Systems, Inc.*	911,729	29,977,650
Monolithic Power Systems, Inc.*	520,760	11,612,948
NetApp, Inc.*	598,875	19,499,370
Nuance Communications, Inc.*	2,226,010	37,040,806
ON Semiconductor Corp.*	2,916,550	23,332,400
PMC-Sierra, Inc.*	1,176,600	10,495,272
Riverbed Technology, Inc.*	721,060	20,478,104
SBA Communications Corp.*	824,230	29,729,976
Silicon Laboratories, Inc.*	484,115	23,077,762
Taleo Corp. Cl. A*	740,750	19,192,833
Teradyne, Inc.*	2,266,630	25,318,257
Total Health Care		501,041,398
UTILITIES (2.5%)
Aqua America, Inc.	1,839,690	32,323,353
ITC Holdings Corp.	587,495	32,312,225
The AES Corp.*	1,561,240	17,173,640
Total Utilities		81,809,218

TOTAL COMMON STOCKS
(cost $2,577,775,835)		$3,303,473,932

The accompanying notes are an integral part of these financial statements.

P / 23

SCHEDULE OF INVESTMENTS

Rainier Small/Mid Cap Equity Portfolio

continued

SHORT-TERM INVESTMENTS (0.6%)
	Principal Amount	Value

MONEY MARKET MUTUAL FUNDS (0.6%)
First American Prime Obligations Fund	$18,972,519	$18,972,519

TOTAL SHORT-TERM INVESTMENTS
(cost $18,972,519)		$18,972,519

TOTAL INVESTMENTS (100.4%)
(cost $2,596,748,354)		$3,322,446,451

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.4%)		(13,636,647)

TOTAL NET ASSETS (100.0%)		$3,308,809,804

ADR American Depository Receipt

* Non-income producing security.

P / 24

SCHEDULE OF INVESTMENTS

Rainier Balanced Portfolio

Investment Allocation as of March 31, 2010 (% of net assets)

DEBT SECURITIES (38.8%)
	Principal Amount	Value

ASSET-BACKED SECURITIES (1.8%)
Capital One
Series 2006-A6, 5.300%, 02/15/2014	$250,000	$261,329
Citibank Credit Card Issuance Trust
Series 2006-A4, 5.450%, 05/10/2013	1,125,000	1,181,690

TOTAL ASSET-BACKED SECURITIES
(cost $1,373,202)		$1,443,019

COLLATERALIZED MORTGAGE OBLIGATION (0.2%)
Federal National Mortgage Association
Series 2007-B2, 5.500%, 12/25/2020	141,848	152,033

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(cost $141,731)		$152,033

CORPORATE BONDS (20.7%)

Finance (14.6%)
ACE INA Holdings
5.600%, 05/15/2015	515,000	562,928

Allstate Life Global Funding Trust
5.375%, 04/30/2013	$300,000	$327,037
American Express Co.
7.000%, 03/19/2018	150,000	170,633
Bank of America Corp.
5.650%, 05/01/2018	450,000	455,984
Bear Stearns Cos., Inc.
5.700%, 11/15/2014	420,000	457,850
5.550%, 01/22/2017	425,000	442,131
BlackRock, Inc.
5.000%, 12/10/2019	125,000	125,366
Caterpillar Financial Services Corp.
6.125%, 02/17/2014	500,000	563,963
Citigroup, Inc.
6.500%, 08/19/2013	470,000	507,050
Credit Suisse First Boston
5.000%, 05/15/2013	150,000	161,333
5.400%, 01/14/2020	200,000	201,943
General Electric Capital Corp.
5.900%, 05/13/2014	575,000	633,222
5.625%, 09/15/2017	375,000	395,449
Hartford Financial Services Group, Inc.
5.250%, 10/15/2011	475,000	495,885
Household Finance Corp.
6.375%, 10/15/2011	500,000	532,186
John Deere Capital Corp.
5.350%, 01/17/2012	575,000	614,308

The accompanying notes are an integral part of these financial statements.

P / 25

SCHEDULE OF INVESTMENTS

Rainier Balanced Portfolio

continued

MetLife, Inc.
6.750%, 06/01/2016	$325,000	$364,676
Morgan Stanley
5.300%, 03/01/2013	275,000	292,862
4.750%, 04/01/2014	625,000	638,749
Northern Trust Corp.
5.200%, 11/09/2012	225,000	244,277
Prudential Financial, Inc.
5.150%, 01/15/2013	425,000	451,234
SLM Corp.
0.409%, 07/26/2010**	775,000	764,564
The Charles Schwab Corp.
4.950%, 06/01/2014	275,000	293,488
The Goldman Sachs Group, Inc.
5.950%, 01/18/2018	675,000	709,278
The Travelers Cos., Inc.
5.900%, 06/02/2019	375,000	410,869
Wachovia Corp.
5.500%, 05/01/2013	625,000	675,458
Wells Fargo & Co.
3.625%, 04/15/2015	155,000	153,965
Western Union Co.
5.400%, 11/17/2011	250,000	267,367
Total Finance	11,914,055

Industrials (5.9%)
Alltel Corp.
7.000%, 07/01/2012	250,000	278,071
Amgen, Inc.
4.500%, 03/15/2020	60,000	60,022
Analog Devices, Inc.
5.000%, 07/01/2014	670,000	708,266
ArcelorMittal SA Luxembourg
5.375%, 06/01/2013	325,000	346,185
Bemis Co., Inc.
6.800%, 08/01/2019	75,000	83,914
BHP Billiton Financial USA Ltd.
5.125%, 03/29/2012	275,000	294,540
Cisco Systems, Inc.
4.450%, 01/15/2020	430,000	428,457
Conoco Funding Co.
6.350%, 10/15/2011	175,000	188,844
Nokia Corp.
5.375%, 05/15/2019	$50,000	$52,759

Novartis Capital Corp.
4.125%, 02/10/2014	300,000	317,925
Rio Tinto Finance USA Ltd.
5.875%, 07/15/2013	300,000	330,006
Shell International Finance BV
4.375%, 03/25/2020	200,000	198,673
St. Jude Medical, Inc.
3.750%, 07/15/2014	125,000	128,301
4.875%, 07/15/2019	75,000	76,794
Target Corp.
5.375%, 05/01/2017	325,000	352,562
Tyco International Finance SA
8.500%, 01/15/2019	175,000	217,380
United Parcel Service, Inc.
3.875%, 04/01/2014	175,000	183,498
UnitedHealth Group, Inc.
6.000%, 02/15/2018	150,000	160,407
WMC Finance USA Ltd.
5.125%, 05/15/2013	350,000	379,007
Zimmer Holdings, Inc.
4.625%, 11/30/2019	50,000	49,804
Total Industrials		4,835,415

Utilities (0.2%)
Virginia Electric & Power Co.
5.000%, 06/30/2019	125,000	128,643
Total Utilities		128,643

TOTAL CORPORATE BONDS
(cost $16,247,869)		$16,878,113

MORTGAGE PASS-THROUGH SECURITIES (3.3%)
Federal Home Loan Mortgage Corp.
Pool #G13466, 4.500%, 08/01/2022	105,266	110,678
Pool #G01779, 5.000%, 04/01/2035	404,774	420,428

P / 26

Pool #G02327, 6.500%, 08/01/2036	$74,511	$81,230
		612,336
Federal National Mortgage Association
Pool #555872, 5.000%, 11/01/2018	194,458	207,548
Pool #725690, 6.000%, 08/01/2034	620,078	669,112
Pool #807942, 5.500%, 12/01/2034	452,699	479,514
Pool #735394, 6.500%, 02/01/2035	108,775	119,926
Pool #824940, 5.500%, 06/01/2035	318,841	337,129
Pool #745275, 5.000%, 02/01/2036	218,520	226,084
		2,039,313

TOTAL MORTGAGE PASS-THROUGH SECURITIES
(cost $2,478,849)		$2,651,649

U.S. GOVERNMENT AGENCY (2.5%)
Federal Home Loan Bank
5.625%, 06/13/2016	825,000	867,627
Federal Home Loan Mortgage Corp.
2.500%, 04/08/2013	650,000	660,184
Federal National Mortgage Association
5.240%, 08/07/2018	500,000	527,831

TOTAL U.S. GOVERNMENT AGENCY
(cost $1,986,775)		$2,055,642

U.S. TREASURY NOTES (10.3%)
0.875%, 03/31/2011	350,000	351,572
1.000%, 08/31/2011	300,000	301,476
1.000%, 03/31/2012	300,000	299,953
1.375%, 10/15/2012	1,275,000	1,276,993
1.375%, 03/15/2013	300,000	298,336
4.250%, 08/15/2013	200,000	216,500
2.625%, 06/30/2014	400,000	406,032

2.375%, 08/31/2014	$425,000	$426,129
4.250%, 11/15/2014	750,000	812,989
4.500%, 02/15/2016	1,250,000	1,362,013
3.250%, 06/30/2016	600,000	606,938
3.000%, 02/28/2017	700,000	689,227
4.250%, 11/15/2017	400,000	423,250
3.875%, 05/15/2018	150,000	153,832
2.750%, 02/15/2019	150,000	139,277
3.375%, 11/15/2019	650,000	627,403

TOTAL U.S. TREASURY NOTES
(cost $8,165,176)		$8,391,920

TOTAL DEBT SECURITIES
(cost $30,393,602)		$31,572,376

COMMON STOCKS (60.0%)
	Shares	Value

CONSUMER DISCRETIONARY (8.0%)
Autoliv, Inc.*	8,680	$447,280
Carnival Corp. Cl. A	12,850	499,608
Coach, Inc.	7,735	305,687
DeVry, Inc.	6,890	449,228
Kohls Corp.*	8,740	478,777
Limited Brands, Inc.	21,510	529,576
Lowe’s Companies, Inc.	22,540	546,370
Marriott International, Inc. Cl. A	12,020	378,870
McDonalds Corp.	5,880	392,314
Nike, Inc. Cl. B	3,245	238,508
Target Corp.	9,520	500,752
The DIRECTV Group, Inc. Cl. A*	7,205	243,601
The Walt Disney Co.	17,210	600,801
Tiffany & Co.	7,650	363,298
Time Warner, Inc.	10,350	323,645
Whirlpool Corp.	2,900	253,025
Total Consumer Discretionary		6,551,340

CONSUMER STAPLES (5.5%)
Avon Products, Inc.	10,710	362,748
Colgate-Palmolive Co.	5,560	474,046
General Mills, Inc.	8,040	569,151
PepsiCo, Inc.	14,839	981,748

The accompanying notes are an integral part of these financial statements.

P / 27

SCHEDULE OF INVESTMENTS

Rainier Balanced Portfolio

continued

Philip Morris International, Inc.	9,970	$520,035
The Estee Lauder Companies, Inc. Cl. A	7,870	510,527
The J.M. Smucker Co.	10,665	642,673
Wal-Mart Stores, Inc.	7,120	395,872
Total Consumer Staples		4,456,800

ENERGY (5.0%)
Cameron International Corp.*	10,420	446,601
Chevron Corp.	19,575	1,484,372
Devon Energy Corp.	8,915	574,394
Halliburton Co.	17,640	531,493
Total SA - ADR	12,735	738,885
Whiting Petroleum Corp.*	3,980	321,743
Total Energy		4,097,488

FINANCIALS (7.6%)
American Express Co.	14,700	606,522
Ameriprise Financial, Inc.	12,210	553,846
Bank of America Corp.	17,860	318,801
Franklin Resources, Inc.	6,300	698,670
Intercontinental Exchange Inc.*	2,760	309,617
JPMorgan Chase & Co.	29,115	1,302,896
Lincoln National Corp.	13,040	400,328
Morgan Stanley	6,885	201,662
New York Community Bancorp, Inc.	19,990	330,635
State Street Corp.	15,660	706,892
The Goldman Sachs Group, Inc.	1,180	201,343
The PNC Financial Services Group, Inc.	9,380	559,986
Total Financials		6,191,198

HEALTH CARE (8.8%)
Abbott Laboratories	18,015	949,030
Allergan, Inc.	4,365	285,122
Amgen, Inc.*	7,970	476,287
Baxter International, Inc.	7,170	417,294
Celgene Corp.*	9,930	615,263
Cephalon, Inc.*	4,065	275,526
Covance, Inc.*	4,740	290,988
Express Scripts, Inc.*	4,750	483,360
Gilead Sciences, Inc.*	12,330	560,768
McKesson Corp.	4,750	312,170

Merck & Co., Inc.	15,770	$589,010
QIAGEN N.V.*	13,105	301,284
Shire PLC - ADR	6,050	399,058
St. Jude Medical, Inc.*	7,880	323,474
Teva Pharmaceutical Industries Ltd. - ADR	6,930	437,144
UnitedHealth Group, Inc.	13,070	426,997
Total Health Care		7,142,775

INDUSTRIALS (7.8%)
3M Co.	8,110	677,753
ABB Ltd. - ADR	16,970	370,625
Bucyrus International, Inc.	6,450	425,635
CSX Corp.	7,950	404,655
Cummins, Inc.	10,930	677,113
Deere & Co.	12,350	734,331
Emerson Electric Co.	12,600	634,284
Expeditors International Washington, Inc.	4,500	166,140
FedEx Corp.	5,330	497,822
General Electric Co.	24,650	448,630
Iron Mountain, Inc.*	12,715	348,391
Precision Castparts Corp.	4,595	582,232
United Technologies Corp.	5,470	402,647
Total Industrials		6,370,258

INFORMATION TECHNOLOGY (12.4%)
Apple, Inc.*	6,970	1,637,462
Broadcom Corp. Cl. A	12,240	406,123
Check Point Software Technologies Ltd.*	11,145	390,744
Cisco Systems, Inc.*	43,751	1,138,838
eBay, Inc.*	11,670	314,506
EMC Corp.*	46,085	831,374
Google, Inc. Cl. A*	1,600	907,216
Intel Corp.	29,240	650,882
Juniper Networks, Inc.*	9,410	288,699
Microsoft Corp.	30,220	884,539
NVIDIA Corp.*	16,710	290,420
Oracle Corp.	23,605	606,413
QUALCOMM, Inc.	11,710	491,703
Trimble Navigation Ltd.*	7,025	201,758
Visa, Inc.	7,098	646,131
Western Union Co.	21,830	370,237
Total Information Technology		10,057,045

P / 28

MATERIALS (3.0%)
Albemarle Corp.	11,670	$497,492
Freeport-McMoRan Copper & Gold, Inc.	10,020	837,071
Praxair, Inc.	5,500	456,500
Walter Energy, Inc.	7,370	680,030
Total Materials		2,471,093

TELECOMMUNICATION SERVICES (0.9%)
American Tower Corp. Cl. A*	17,175	731,827
Total Telecommunication Services		731,827

UTILITIES (1.0%)
The AES Corp.*	64,900	713,900
Wisconsin Energy Corp.	2,360	116,608
Total Utilities		830,508

TOTAL COMMON STOCKS
(cost $38,298,632)		$48,900,332

SHORT-TERM INVESTMENTS (1.3%)
	Principal Amount	Value

MONEY MARKET MUTUAL FUNDS (1.3%)
First American Prime Obligations Fund	$1,022,828	$1,022,828

TOTAL SHORT-TERM INVESTMENTS
(cost $1,022,828)		$1,022,828

TOTAL INVESTMENTS (100.1%)
(cost $69,715,062)		$81,495,536

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)		(91,633)

TOTAL NET ASSETS (100.0%)		$81,403,903

ADR - American Depository Receipt

*Non-income producing security.

**The variable-rate securities are subject to a demand feature, which reduces the remaining maturity.

The accompanying notes are an integral part of these financial statements.

P / 29

SCHEDULE OF INVESTMENTS

Rainier Intermediate Fixed Income Portfolio

Investment Allocation as of March 31, 2010 (% of net assets)

DEBT SECURITIES (97.2%)
	Principal Amount	Value

ASSET-BACKED SECURITIES (4.0%)
Bank of America Credit Card Trust
Series 2007-8A, 5.590%, 11/15/2014	$300,000	$325,049
Capital One
Series 2005-A3, 4.500%, 03/15/2013	1,500,000	1,506,694
Series 2006-A2, 4.850%, 11/15/2013	550,000	567,919
Series 2006-A6, 5.300%, 02/15/2014	725,000	757,854
Chase Issuance Trust
Series 2005-A7, 4.550%, 03/15/2013	250,000	257,785
Citibank Credit Card Issuance Trust
Series 2006-A4, 5.450%, 05/10/2013	1,750,000	1,838,184

TOTAL ASSET-BACKED SECURITIES
(cost $5,076,585)		$5,253,485

COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)
Federal National Mortgage Association
Series 2007-B2, 5.500%, 12/25/2020	$184,403	$197,642

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(cost $184,251)		$197,642

CORPORATE BONDS (58.7%)

Finance (37.2%)
ACE INA Holdings
5.600%, 05/15/2015	2,425,000	2,650,683
Allstate Life Global Funding Trust
5.375%, 04/30/2013	1,525,000	1,662,439
American Express Co.
7.000%, 03/19/2018	625,000	710,971
Bank of America Corp.
6.250%, 04/15/2012	60,000	64,595
5.650%, 05/01/2018	1,800,000	1,823,934
Bear Stearns Cos., Inc.
5.700%, 11/15/2014	1,735,000	1,891,355
5.550%, 01/22/2017	1,675,000	1,742,518

P / 30

BlackRock, Inc.
5.000%, 12/10/2019	$475,000	$476,392
Caterpillar Financial Services Corp.
5.125%, 10/12/2011	30,000	31,785
6.125%, 02/17/2014	2,550,000	2,876,211
Citigroup, Inc.
6.500%, 08/19/2013	1,940,000	2,092,930
Credit Suisse First Boston
5.000%, 05/15/2013	1,000,000	1,075,554
5.400%, 01/14/2020	800,000	807,774
General Electric Capital Corp.
5.900%, 05/13/2014	2,350,000	2,587,949
5.625%, 09/15/2017	1,550,000	1,634,522
Hartford Financial Services Group, Inc.
5.250%, 10/15/2011	1,825,000	1,905,244
Household Finance Corp.
6.375%, 10/15/2011	1,475,000	1,569,950
7.000%, 05/15/2012	60,000	65,464
John Deere Capital Corp.
5.350%, 01/17/2012	1,125,000	1,201,906
4.950%, 12/17/2012	80,000	86,744
MetLife, Inc.
6.750%, 06/01/2016	1,300,000	1,458,704
Morgan Stanley
5.300%, 03/01/2013	1,200,000	1,277,942
4.750%, 04/01/2014	2,625,000	2,682,745
National Rural Utilities Coop.
5.500%, 07/01/2013	200,000	219,160
Northern Trust Corp.
5.200%, 11/09/2012	1,000,000	1,085,674
Prudential Financial, Inc.
5.150%, 01/15/2013	2,175,000	2,309,256
SLM Corp.
5.515%, 07/26/2010*	1,050,000	1,035,861
The Charles Schwab Corp.
4.950%, 06/01/2014	1,500,000	1,600,845
The Goldman Sachs Group, Inc.
5.950%, 01/18/2018	3,000,000	3,152,346

The Travelers Cos., Inc.
5.900%, 06/02/2019	$1,850,000	$2,026,954
Wachovia Corp.
5.500%, 05/01/2013	2,550,000	2,755,869
Wells Fargo & Co.
3.625%, 04/15/2015	645,000	640,693
Western Union Co.
5.400%, 11/17/2011	1,325,000	1,417,042
Total Finance		48,622,011

Industrials (21.0%)
Alltel Corp.
7.000%, 07/01/2012	1,100,000	1,223,514
Amgen, Inc.
4.500%, 03/15/2020	240,000	240,087
Analog Devices, Inc.
5.000%, 07/01/2014	2,760,000	2,917,635
Anheuser Busch Cos., Inc.
6.000%, 04/15/2011	80,000	83,736
ArcelorMittal SA Luxembourg
5.375%, 06/01/2013	1,150,000	1,224,964
Bemis Co., Inc.
6.800%, 08/01/2019	275,000	307,685
BHP Billiton Financial USA Ltd.
5.125%, 03/29/2012	1,425,000	1,526,252
Caterpillar, Inc.
6.550%, 05/01/2011	100,000	105,818
Cisco Systems, Inc.
4.450%, 01/15/2020	1,770,000	1,763,648
Colgate-Palmolive Co.
5.980%, 04/25/2012	150,000	163,994
Comcast Corp.
5.500%, 03/15/2011	150,000	156,094
5.450%, 11/15/2010	60,000	61,537
ConocoPhillips
4.750%, 02/01/2014	60,000	64,576
Devon Energy Corp.
5.625%, 01/15/2014	100,000	109,459
Dover Corp.
6.500%, 02/15/2011	150,000	157,526
General Dynamics Corp.
4.500%, 08/15/2010	30,000	30,427

The accompanying notes are an integral part of these financial statements.

P / 31

SCHEDULE OF INVESTMENTS

Rainier Intermediate Fixed Income Portfolio

continued

General Electric Co.
5.000%, 02/01/2013	$200,000	$215,737
Halliburton Co.
5.500%, 10/15/2010	150,000	154,149
Hewlett-Packard Co.
6.125%, 03/01/2014	175,000	197,251
International Business Machines Corp.
4.750%, 11/29/2012	65,000	70,364
Nokia Corp.
5.375%, 05/15/2019	225,000	237,416
Novartis Capital Corp.
4.125%, 02/10/2014	1,750,000	1,854,563
Nucor Corp.
5.000%, 06/01/2013	100,000	108,130
PepsiCo, Inc.
3.750%, 03/01/2014	600,000	627,893
Rio Tinto Finance USA Ltd.
5.875%, 07/15/2013	1,125,000	1,237,521
Shell International Finance BV
4.375%, 03/25/2020	815,000	809,592
St. Jude Medical, Inc.
3.750%, 07/15/2014	325,000	333,583
4.875%, 07/15/2019	200,000	204,784
Target Corp.
5.375%, 05/01/2017	1,425,000	1,545,850
The Estee Lauder Companies, Inc.
7.750%, 11/01/2013	100,000	116,334
The Home Depot, Inc.
5.200%, 03/01/2011	40,000	41,555
5.250%, 12/16/2013	1,900,000	2,059,178
Thomson Reuters Corp.
6.500%, 07/15/2018	1,000,000	1,130,333
Time Warner Cable, Inc.
6.750%, 07/01/2018	1,000,000	1,119,152
Tyco International Finance SA
8.500%, 01/15/2019	725,000	900,574
United Parcel Service, Inc.
4.500%, 01/15/2013	1,000,000	1,069,602
UnitedHealth Group, Inc.
6.000%, 02/15/2018	650,000	695,095

Wellpoint, Inc.
5.000%, 01/15/2011	$1,000,000	$1,029,546
WMC Financial Ltd.
5.125%, 05/15/2013	1,225,000	1,326,523
Zimmer Holdings, Inc.
4.625%, 11/30/2019	250,000	249,021
Total Industrials		27,470,698

Utilities (0.5%)
Verizon New Jersey, Inc.
5.875%, 01/17/2012	50,000	53,281
Virginia Electric & Power Co.
5.000%, 06/30/2019	600,000	617,484
Total Utilities		670,765

TOTAL CORPORATE BONDS
(cost $73,434,950)		$76,763,474

MORTGAGE PASS-THROUGH SECURITIES (5.3%)
Federal Home Loan Mortgage Corp.
Pool #G18005, 5.000%, 08/01/2019	123,785	132,002
Pool #G18010, 5.500%, 09/01/2019	128,926	139,015
Pool #G18073, 5.000%, 09/01/2020	104,064	110,841
Pool #G13466, 4.500%, 08/01/2022	406,025	426,900
Pool #G01779, 5.000%, 04/01/2035	307,534	319,428
Pool #G02267, 6.500%, 08/01/2036	217,545	237,161
Pool #G02327, 6.500%, 08/01/2036	248,038	270,404
		1,635,751
Federal National Mortgage Association
Pool #357412, 4.500%, 07/01/2018	193,420	203,697
Pool #555872, 5.000%, 11/01/2018	146,754	156,633
Pool #725690, 6.000%, 08/01/2034	645,595	696,647

P / 32

Pool #807942, 5.500%, 12/01/2034	$341,021	$361,221
Pool #735394, 6.500%, 02/01/2035	83,276	91,813
Pool #824940, 5.500%, 06/01/2035	223,528	236,350
Pool #255813, 5.000%, 08/01/2035	628,782	650,545
Pool #255842, 5.000%, 09/01/2035	220,025	227,640
Pool #735896, 6.000%, 09/01/2035	254,397	272,288
Pool #735897, 5.500%, 10/01/2035	376,042	397,611
Pool #256022, 5.500%, 12/01/2035	809,295	855,716
Pool #745283, 5.500%, 01/01/2036	293,633	310,475
Pool #745275, 5.000%, 02/01/2036	298,153	308,472
Pool #898428, 6.000%, 10/01/2036	171,758	183,355
Pool #888029, 6.000%, 12/01/2036	264,472	282,328
		5,234,791

TOTAL MORTGAGE PASS-THROUGH SECURITIES
(cost $6,480,669)		$6,870,542

U.S. GOVERNMENT AGENCY (13.0%)
Federal Home Loan Bank
4.875%, 11/18/2011	80,000	85,070
3.625%, 05/29/2013	350,000	370,430
5.500%, 08/13/2014	700,000	788,507
5.625%, 06/13/2016	1,250,000	1,314,586
		2,558,593
Federal Home Loan Mortgage Corp.
4.125%, 10/18/2010	70,000	71,403
4.125%, 02/24/2011	50,000	51,554
5.625%, 03/15/2011	80,000	83,860
5.250%, 07/18/2011	500,000	529,444
5.750%, 01/15/2012	250,000	270,547
5.125%, 07/15/2012	50,000	54,261
5.500%, 08/20/2012	500,000	548,000

4.625%, 10/25/2012	$450,000	$485,523
2.500%, 04/08/2013	2,675,000	2,716,912
4.500%, 07/15/2013	2,700,000	2,922,156
4.750%, 01/19/2016	500,000	542,782
5.250%, 04/18/2016	2,000,000	2,214,986
		10,491,428
Federal National Mortgage Association
4.125%, 05/15/2010	70,000	70,332
4.750%, 12/15/2010	60,000	61,769
6.000%, 05/15/2011	500,000	530,347
5.375%, 11/15/2011	1,000,000	1,071,418
4.875%, 05/18/2012	50,000	53,796
4.375%, 03/15/2013	150,000	161,562
4.125%, 04/15/2014	300,000	321,403
4.375%, 10/15/2015	800,000	854,640
5.240%, 08/07/2018	805,000	849,808
		3,975,075

TOTAL U.S. GOVERNMENT AGENCY
(cost $15,772,214)		$17,025,096

U.S. TREASURY NOTES (16.1%)
4.000%, 04/15/2010	30,000	30,053
0.875%, 03/31/2011	250,000	251,123
4.875%, 04/30/2011	1,800,000	1,885,502
4.875%, 07/31/2011	50,000	52,846
4.625%, 02/29/2012	50,000	53,504
1.000%, 03/31/2012	1,250,000	1,249,804
4.625%, 07/31/2012	750,000	809,707
1.375%, 10/15/2012	3,000,000	3,004,689
1.375%, 03/15/2013	1,250,000	1,243,066
3.500%, 05/31/2013	1,125,000	1,189,161
4.250%, 08/15/2013	1,250,000	1,353,126
4.000%, 02/15/2014	1,300,000	1,397,603
4.750%, 05/15/2014	800,000	883,501
4.250%, 11/15/2014	200,000	216,797
4.000%, 02/15/2015	1,000,000	1,070,938
2.500%, 03/31/2015	500,000	498,555
4.250%, 08/15/2015	750,000	810,001
4.500%, 02/15/2016	1,300,000	1,416,493
4.625%, 11/15/2016	250,000	272,813
3.250%, 03/31/2017	750,000	749,297
4.250%, 11/15/2017	1,250,000	1,322,657
2.750%, 02/15/2019	1,125,000	1,044,580
3.375%, 11/15/2019	250,000	241,309

The accompanying notes are an integral part of these financial statements.

P / 33

SCHEDULE OF INVESTMENTS

Rainier Intermediate Fixed Income Portfolio

continued

TOTAL U.S. TREASURY NOTES
(cost $20,988,086)		$21,047,125

TOTAL DEBT SECURITIES
(cost $121,936,755)		$127,157,364

SHORT-TERM INVESTMENTS (4.0%)
	Principal Amount	Value

MONEY MARKET MUTUAL FUNDS (4.0%)
First American Prime Obligations Fund	$5,191,317	$5,191,317

TOTAL SHORT-TERM INVESTMENTS
(cost $5,191,317)		$5,191,317

TOTAL INVESTMENTS (101.2%)
(cost $127,128,072)		$132,348,681

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.2%)		(1,598,789)

TOTAL NET ASSETS (100.0%)		$130,749,892

*The variable-rate securities are subject to a demand feature, which reduces the remaining maturity.

P / 34

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P / 35

Statements of Assets and Liabilities

Rainier Funds

March 31, 2010

	LARGE CAP EQUITY PORTFOLIO	MID CAP EQUITY PORTFOLIO
ASSETS
Investments in securities, at cost (Note 2)	$1,249,529,602	$556,397,587

Investments in securities, at value (Note 2)	$1,550,064,279	$707,987,110
Cash	–	–
Receivables
Investment securities sold	18,977,964	967,180
Dividends and interest	1,646,887	310,814
Fund shares sold	1,860,591	1,594,770
Prepaid expenses	63,141	50,203

Total assets	1,572,612,862	710,910,077

LIABILITIES
Payables
Investment securities purchased	12,055,575	10,116,805
Fund shares redeemed	10,610,340	1,354,864
Distributions to shareholders	–	–
Due to Investment Advisor (Note 3)	992,030	498,177
Due under Distribution Plan – Original Shares (Note 7)	266,701	148,860
Accrued expenses	354,771	203,651
Deferred trustees compensation (Note 3)	186,055	33,091

Total liabilities	24,465,472	12,355,448

Net assets	$1,548,147,390	$698,554,629

COMPONENTS OF NET ASSETS
Paid-in capital	$1,640,070,081	$877,556,576
Accumulated undistributed net investment income (loss)	6,303,809	(33,091)
Accumulated undistributed net realized gain (loss) on investments	(398,761,177)	(330,558,379)
Net unrealized appreciation on investments	300,534,677	151,589,523

Net assets	$1,548,147,390	$698,554,629

Original Shares
Net assets applicable to shares outstanding	$699,594,238	$386,186,431
Shares outstanding	30,835,122	11,550,828
Net asset value, offering and redemption price per share	$22.69	$33.43

Institutional Shares
Net assets applicable to shares outstanding	$848,553,152	$312,368,198
Shares outstanding	37,144,542	9,246,251
Net asset value, offering and redemption price per share	$22.85	$33.78

P / 36

SMALL/MID CAP EQUITY PORTFOLIO	BALANCED PORTFOLIO	INTERMEDIATE FIXED INCOME PORTFOLIO

$2,596,748,354	$69,715,062	$127,128,072

$3,322,446,451	$81,495,536	$132,348,681
–	–	–

54,760,663	1,475,051	–
1,241,033	395,253	1,499,847
5,587,439	273,013	456,948
72,653	21,912	24,043

3,384,108,239	83,660,765	134,329,519

65,145,477	1,771,274	2,996,218
6,108,755	79,171	19,936
–	268,059	454,214
2,379,747	47,974	30,633

633,245	18,173	20,416
690,778	24,195	21,098
340,433	48,016	37,112

75,298,435	2,256,862	3,579,627

$3,308,809,804	$81,403,903	$130,749,892

$4,265,986,535	$81,642,838	$127,131,185

(460,433)	24,975	12,751

(1,682,414,395)	(12,044,384)	(1,614,653)
725,698,097	11,780,474	5,220,609

$3,308,809,804	$81,403,903	$130,749,892

$1,880,663,290	$51,127,915	$130,749,892
68,135,089	3,596,216	10,038,244

$27.60	$14.22	$13.03

$1,428,146,514	$30,275,988	–
50,601,697	2,116,718	–

$28.22	$14.30	–

The accompanying notes are an integral part of these financial statements.

P / 37

Statements of Operations

Rainier Funds

For the fiscal year ending March 31, 2010

	LARGE CAP EQUITY PORTFOLIO	MID CAP EQUITY PORTFOLIO
INVESTMENT INCOME
Income
Dividends, net of foreign tax withholding of $521,338, $0, $0, $17,393 $0, and $0, respectively	$21,174,880	$5,095,942
Interest	34,203	7,746

Total income	21,209,083	5,103,688

Expenses
Investment advisory fees (Note 3)	10,648,124	4,976,426
Distribution fees – Original shares (Note 6)	1,754,713	881,391
Administration fees* (Note 3)	1,230,477	582,372
Reports to shareholders	251,193	346,072
Registration expense	83,975	67,891
Audit and tax fees	36,731	18,323
Trustee fees	91,262	30,864
Legal fees	20,285	10,232
Miscellaneous expense	82,828	39,313

Total expenses	14,199,588	6,952,884
Less: fees waived and expenses absorbed (Note 3)	–	–

Net expenses	14,199,588	6,952,884

Net investment income (loss)	7,009,495	(1,849,196)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain (loss) on investments	15,691,004	3,024,569
Net change in unrealized appreciation on investments	446,459,230	226,956,361

Net realized and unrealized gain on investments	462,150,234	229,980,930

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$469,159,729	$228,131,734

*Includes administrator, transfer agent, sub-transfer agent, fund accounting and custody fees.

P / 38

SMALL/MID CAP EQUITY PORTFOLIO	BALANCED PORTFOLIO	INTERMEDIATE FIXED INCOME PORTFOLIO

$20,739,731	$690,268	$ –
37,074	1,280,712	5,172,829

20,776,805	1,970,980	5,172,829

25,626,741	526,953	594,115
4,448,676	119,982	118,823
2,400,167	58,911	52,694
424,058	5,939	4,963
68,631	30,565	27,017
71,271	6,593	7,463
167,475	20,753	18,717
40,516	1,166	1,442
201,064	5,386	6,526

33,448,599	776,248	831,760

–	–	(178,564)

33,448,599	776,248	653,196

(12,671,794)	1,194,732	4,519,633

(58,243,520)	1,699,941	1,146,867

1,222,743,417	15,411,903	4,963,585

1,164,499,897	17,111,844	6,110,452

$1,151,828,103	$18,306,576	$10,630,085

P / 39

Statements of Changes in Net Assets

Rainier Funds

March 31, 2010

Fiscal year ending March 31,	LARGE CAP EQUITY PORTFOLIO 2010	LARGE CAP EQUITY PORTFOLIO 2009
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$7,009,495	$7,750,156
Net realized gain (loss) on investments	15,691,004	(403,628,190)
Net change in unrealized appreciation (depreciation) on investments	446,459,230	(232,262,760)

Increase (decrease) in net assets resulting from operations	469,159,729	(628,140,794)

Distributions to shareholders
From net investment income
Original shares	(3,155,788)	(613,840)
Institutional shares	(4,141,323)	(1,869,620)
From net realized gain on investments sold
Original shares	–	(2,742,478)
Institutional shares	–	(2,254,941)

Decrease in net assets from distributions	(7,297,111)	(7,480,879)

Capital share transactions
Proceeds from shares sold
Original shares	154,688,803	670,093,152
Institutional shares	270,662,221	520,379,455
Proceeds from shares reinvested
Original shares	3,006,598	3,196,585
Institutional shares	3,857,670	3,524,893
Cost of shares redeemed
Original shares	(288,411,119)	(382,686,751)
Institutional shares	(187,332,419)	(142,175,374)

Net increase (decrease) from capital share transactions	(43,528,246)	672,331,960

Net increase (decrease) in net assets	418,334,372	36,710,287
NET ASSETS
Beginning of year	1,129,813,018	1,093,102,731

End of year	$1,548,147,390	$1,129,813,018

Undistributed net investment income (loss)	$6,303,809	$6,593,777

Original Shares
Shares sold	8,015,414	33,362,209
Shares issued on reinvestment of distributions	140,275	179,483
Shares redeemed	(14,180,522)	(20,089,022)

Net increase (decrease) in shares outstanding	(6,024,833)	13,452,670

Institutional Shares
Shares sold	13,381,054	23,332,831
Shares issued on reinvestment of distributions	178,865	197,031
Shares redeemed	(9,104,153)	(7,424,253)

Net increase in shares outstanding	4,455,766	16,105,609

The accompanying notes are an integral part of these financial statements.

P / 40

MID CAP EQUITY PORTFOLIO 2010	MID CAP EQUITY PORTFOLIO 2009	SMALL/MID CAP EQUITY PORTFOLIO 2010	SMALL/MID CAP EQUITY PORTFOLIO 2009

$(1,849,196)	$276,111	$(12,671,794)	$(7,210,864)
3,024,569	(325,365,014)	(58,243,520)	(1,445,673,454)

226,956,361	(62,232,753)	1,222,743,417	(703,085,646)

228,131,734	(387,321,656)	1,151,828,103	(2,155,969,964)

(60,010)	–	–	–
(156,319)	–	–	–

–	(34,252)	–	(360,249)
–	(20,698)	–	(238,007)

(216,329)	(54,950)	–	(598,256)

167,305,505	373,989,073	183,324,780	394,452,504
122,387,358	131,592,053	237,819,916	406,091,363

59,552	34,033	–	354,679
153,469	19,744	–	226,575

(217,031,427)	(168,327,282)	(474,825,736)	(615,339,617)
(84,638,371)	(91,397,806)	(280,678,022)	(376,002,726)

(11,763,914)	245,909,815	(334,359,062)	(190,217,222)

216,151,491	(141,466,791)	817,469,041	(2,346,785,442)

482,403,138	623,869,929	2,491,340,763	4,838,126,205

$698,554,629	$482,403,138	$3,308,809,804	$2,491,340,763

$(33,091)	$295,407	$(460,433)	$(5,699,637)

5,861,861	10,876,270	7,978,875	15,189,245
1,913	1,458	–	18,059
(7,648,102)	(6,196,695)	(19,741,034)	(24,109,102)

(1,784,328)	4,681,033	(11,762,159)	(8,901,798)

4,032,370	4,507,698	9,651,910	15,462,391
4,883	839	–	11,318
(2,901,185)	(3,522,608)	(11,516,442)	(15,957,422)

1,136,068	985,929	(1,864,532)	(483,713)

The accompanying notes are an integral part of these financial statements.

P / 41

Statements of Changes in Net Assets

Rainier Funds

March 31, 2010

Fiscal year ending March 31,	BALANCED PORTFOLIO 2010	BALANCED PORTFOLIO 2009
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$1,194,732	$1,533,870
Net realized gain (loss) on investments	1,699,941	(13,257,109)
Net change in unrealized appreciation (depreciation) on investments	15,411,903	(12,811,648)

Increase (decrease) in net assets resulting from operations	18,306,576	(24,534,887)

Distributions to shareholders
From net investment income
Original shares	(699,923)	(1,060,173)
Institutional shares	(464,314)	(471,552)
From net realized gain on investments sold
Original shares	–	(1,226,306)
Institutional shares	–	(421,371)

Decrease in net assets from distributions	(1,164,237)	(3,179,402)

Capital share transactions
Proceeds from shares sold
Original shares	4,186,033	9,332,642
Institutional shares	2,615,661	9,503,335
Proceeds from shares reinvested
Original shares	698,802	2,281,815
Institutional shares	464,314	892,923
Cost of shares redeemed
Original shares	(6,614,357)	(22,142,136)
Institutional shares	(2,331,303)	(4,493,860)

Net increase (decrease) from capital share transactions	(980,850)	(4,625,281)

Net increase (decrease) in net assets	16,161,489	(32,339,570)
NET ASSETS
Beginning of year	65,242,414	97,581,984

End of year	$81,403,903	$65,242,414

Undistributed net investment income (loss)	$24,975	$(8,768)

Original Shares
Shares sold	321,637	716,704
Shares issued on reinvestment of distributions	52,535	183,249
Shares redeemed	(504,066)	(1,652,665)

Net increase (decrease) in shares outstanding	(129,894)	(752,712)

Institutional Shares
Shares sold	191,768	783,016
Shares issued on reinvestment of distributions	34,626	71,314
Shares redeemed	(176,931)	(330,081)

Net increase in shares outstanding	49,463	524,249

The accompanying notes are an integral part of these financial statements.

P / 42

INTERMEDIATE FIXED INCOME PORTFOLIO 2010	INTERMEDIATE FIXED INCOME PORTFOLIO 2009

$4,519,633	$4,373,501
1,146,867	(1,382,861)

4,963,585	(1,983,572)

10,630,085	1,007,068

(4,520,516)	(4,379,282)
–	–

–	–
–	–

(4,520,516)	(4,379,282)

34,808,050	22,860,211
–	–

4,455,862	4,300,707
–	–

(25,258,275)	(16,458,107)
–	–

14,005,637	10,702,811

20,115,206	7,330,597

110,634,686	103,304,089

$130,749,892	$110,634,686

$12,751	$(16,127)

2,683,357	1,841,468
345,911	349,876
(1,965,182)	(1,347,066)

1,064,086	844,278

–	–
–	–
–	–

–	–

The accompanying notes are an integral part of these financial statements.

P / 43

Financial Highlights

The financial highlights table is intended to help you understand each Portfolio’s financial performance for the past five years and since inception for the Mid Cap Equity Portfolio’s Original and Institutional Shares. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

Rainier Funds

For a capital share outstanding throughout the year

LARGE CAP EQUITY PORTFOLIO – ORIGINAL SHARES Fiscal year ending March 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$16.21	$27.27	$28.46	$28.00	$23.99

Income from investment operations:
Net investment income	0.09	0.09	0.09 *	0.08 *	0.07

Net realized and unrealized gain on investments	6.49	(11.05)	1.08	2.49	4.06

Total from investment operations	6.58	(10.96)	1.17	2.57	4.13

Less distributions:
From net investment income	(0.10)	(0.02)	(0.12)	(0.07)	(0.12)

From net realized gain	–	(0.08)	(2.24)	(2.04)	–

From return of capital	–	–	–	–	–

Total distributions	(0.10)	(0.10)	(2.36)	(2.11)	(0.12)

Net asset value, end of year	$22.69	$16.21	$27.27	$28.46	$28.00

Total return	40.60%	(40.22%)	3.57%	9.26%	17.23%

Ratios/supplemental data:
Net assets, end of year (millions)	$699.6	$597.4	$638.4	$424.2	$413.6

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.12%	1.07%	1.07%	1.07%	1.13%

After fees waived and expenses absorbed	n/a	n/a	n/a	n/a	n/a

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	0.36%	0.55%	0.30%	0.29%	0.25%

Portfolio turnover rate	100.19%	108.26%	86.61%	85.85%	71.30%

*Computed using the average shares method.

The accompanying notes are an integral part of these financial statements.

P / 44

Rainier Funds

For a capital share outstanding throughout the period

MID CAP EQUITY PORTFOLIO – ORIGINAL SHARES Fiscal year ending March 31,

	2010	2009	2008	2007	12/27/05+ 2006

Net asset value, beginning of period	$22.42	$39.43	$38.36	$33.47	$30.00

Income from investment operations:
Net investment income (loss)	(0.12)*	–	(0.16)*	(0.08)*	–

Net realized and unrealized gain on investments	11.13	(17.01)	2.48	5.06	3.47

Total from investment operations	11.01	(17.01)	2.32	4.98	3.47

Less distributions:
From net investment income	(0.00)**	–	–	–	–

From net realized gain	–	(0.00)**	(1.24)	(0.09)	–

From return of capital	–	–	(0.01)	–	–

Total distributions	–	(0.00)**	(1.25)	(0.09)	–

Net asset value, end of period	$33.43	$22.42	$39.43	$38.36	$33.47

Total return	49.13%	(43.13%)	5.81%	14.90%	11.57	%†

Ratios/supplemental data:
Net assets, end of period (millions)	$386.2	$299.0	$341.3	$79.5	$0.48

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.29%	1.22%	1.19%	1.28%	5.37	%‡

After fees waived and expenses absorbed	n/a	n/a	n/a	1.32%	1.35	%‡

Ratio of net investment income (loss) to average net assets, after fees waived and expenses absorbed	(0.43%)	(0.05%)	(0.38%)	(0.22%)	(0.38	%)‡

Portfolio turnover rate	144.92%	138.59%	111.93%	92.76%	35.86	%†

+Inception date December 27, 2005

*Computed using the average shares method.

**Amount is less than $0.01 per share.

†Not annualized.

‡Annualized.

The accompanying notes are an integral part of these financial statements.

P / 45

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the year

SMALL/MID CAP EQUITY PORTFOLIO – ORIGINAL SHARES Fiscal year ending March 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$18.67	$33.91	$39.16	$37.78	$29.02

Income from investment operations:
Net investment loss	(0.12)*	(0.08)	(0.20)	(0.14)	(0.12)*

Net realized and unrealized gain (loss) on investments	9.05	(15.16)	(0.09)	2.88	9.87

Total from investment operations	8.93	(15.24)	(0.29)	2.74	9.75

Less distributions:
From net investment income	–	–	–	–	–

From net realized gain	–	(0.00)**	(4.93)	(1.36)	(0.99)

From return of capital	–	–	(0.03)	–	–

Total distributions	–	(0.00)**	(4.96)	(1.36)	(0.99)

Net asset value, end of year	$27.60	$18.67	$33.91	$39.16	$37.78

Total return	47.83%	(44.93%)	(2.01%)	7.45%	34.04%

Ratios/supplemental data:
Net assets, end of year (millions)	$1,880.7	$1,492.0	$3,011.3	$2,938.8	$2,322.8

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.21%	1.16%	1.16%	1.18%	1.21%

After fees waived and expenses absorbed	n/a	n/a	n/a	n/a	n/a

Ratio of net investment loss to average net assets, after fees waived and expenses absorbed	(0.52%)	(0.29%)	(0.53%)	(0.40%)	(0.38%)

Portfolio turnover rate	127.18%	126.86%	107.61%	91.93%	94.10%

*Computed using the average shares method.

**Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

P / 46

Rainier Funds

For a capital share outstanding throughout the year

BALANCED PORTFOLIO – ORIGINAL SHARES Fiscal year ending March 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$11.24	$16.18	$17.77	$17.94	$17.03

Income from investment operations:
Net investment income	0.20	0.26	0.29	0.27	0.22

Net realized and unrealized gain on investments	2.97	(4.64)	0.57	1.14	1.66

Total from investment operations	3.17	(4.38)	0.86	1.41	1.88

Less distributions:
From net investment income	(0.19)	(0.26)	(0.29)	(0.28)	(0.22)

From net realized gain	–	(0.30)	(2.16)	(1.30)	(0.75)

Total distributions	(0.19)	(0.56)	(2.45)	(1.58)	(0.97)

Net asset value, end of year	$14.22	$11.24	$16.18	$17.77	$17.94

Total return	28.35%	(27.35%)	4.38%	8.00%	11.19%

Ratios/supplemental data:
Net assets, end of year (millions)	$51.1	$41.9	$72.5	$73.0	$100.4

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	1.12%	1.03%	1.05%	1.06%	1.18%

After fees waived and expenses absorbed or recouped	n/a	n/a	n/a	1.08%	1.19%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed or recouped	1.50%	1.85%	1.60%	1.48%	1.22%

Portfolio turnover rate	84.74%	84.85%	68.22%	73.27%	63.77%

The accompanying notes are an integral part of these financial statements.

P / 47

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the year

INTERMEDIATE FIXED INCOME PORTFOLIO Fiscal year ending March 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$12.33	$12.71	$12.38	$12.18	$12.45

Income from investment operations:
Net investment income	0.49	0.51	0.54	0.51	0.46

Net realized and unrealized gain (loss) on investments	0.70	(0.38)	0.33	0.20	(0.27)

Total from investment operations	1.19	0.13	0.87	0.71	0.19

Less distributions:
From net investment income	(0.49)	(0.51)	(0.54)	(0.51)	(0.46)

From net realized gain	–	–	–	–	–

Total distributions	(0.49)	(0.51)	(0.54)	(0.51)	(0.46)

Net asset value, end of year	$13.03	$12.33	$12.71	$12.38	$12.18

Total return	9.75%	1.11%	7.19%	5.91%	1.56%

Ratios/supplemental data:
Net assets, end of year (millions)	$130.7	$110.6	$103.3	$67.3	$52.6

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.70%	0.67%	0.69%	0.73%	0.86%

After fees waived and expenses absorbed	0.55%	0.55%	0.55%	0.55%	0.55%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	3.80%	4.12%	4.38%	4.20%	3.69%

Portfolio turnover rate	44.49%	19.84%	36.87%	42.97%	43.45%

The accompanying notes are an integral part of these financial statements.

P / 48

Rainier Funds

For a capital share outstanding throughout the year

LARGE CAP EQUITY PORTFOLIO – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$16.29	$27.42	$28.59	$28.05	$24.04

Income from investment operations:
Net investment income	0.13 *	0.12	0.17 *	0.16 *	0.14

Net realized and unrealized gain on investments	6.54	(11.10)	1.09	2.52	4.05

Total from investment operations	6.67	(10.98)	1.26	2.68	4.19

Less distributions:
From net investment income	(0.11)	(0.07)	(0.18)	(0.10)	(0.18)

From net realized gain	–	(0.08)	(2.25)	(2.04)	–

From return of capital	–	–	–	–	–

Total distributions	(0.11)	(0.15)	(2.43)	(2.14)	(0.18)

Net asset value, end of year	$22.85	$16.29	$27.42	$28.59	$28.05

Total return	40.93%	(40.09%)	3.83%	9.61%	17.47%

Ratios/supplemental data:
Net assets, end of year (millions)	$848.6	$532.4	$454.7	$274.6	$197.8

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	0.88%	0.82%	0.82%	0.82%	0.88%

After fees waived and expenses absorbed or recouped	n/a	n/a	n/a	n/a	n/a

Ratio of net investment income to average net assets, after fees waived and expenses absorbed or recouped	0.62%	0.80%	0.55%	0.56%	0.50%

Portfolio turnover rate	100.19%	108.26%	86.61%	85.85%	71.30%

*Computed using the average shares method.

The accompanying notes are an integral part of these financial statements.

P / 49

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the period

MID CAP EQUITY PORTFOLIO – INSTITUTIONAL SHARES Fiscal year ended March 31,

	2010	2009	2008	2007	12/27/05+ 2006

Net asset value, beginning of period	$22.61	$39.67	$38.48	$33.49	$30.00

Income from investment operations:
Net investment loss	(0.03)	0.06	(0.05)*	0.01 *	–

Net realized and unrealized gain on investments	11.22	(17.12)	2.49	5.07	3.49

Total from investment operations	11.19	(17.06)	2.44	5.08	3.49

Less distributions:
From net investment income	(0.02)	–	–	–	–

From net realized gain	–	(0.00)**	(1.24)	(0.09)	–

From return of capital	–	–	(0.01)	–	–

Total distributions	(0.02)	(0.00)**	(1.25)	(0.09)	–

Net asset value, end of period	$33.78	$22.61	$39.67	$38.48	$33.49

Total return	49.50%	(43.00%)	6.10%	15.19%	11.63	%†

Ratios/supplemental data:
Net assets, end of period (millions)	$312.4	$183.4	$282.6	$116.3	$3.4

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	1.04%	0.97%	0.94%	1.03%	5.14	%‡

After fees waived and expenses absorbed or recouped	n/a	n/a	n/a	1.07%	1.10	%‡

Ratio of net investment income (loss) to average net assets, after fees waived and expenses absorbed or recouped	(0.14%)	0.20%	(0.13%)	0.02%	(0.12	%)‡

Portfolio turnover rate	144.92%	138.59%	111.93%	92.76%	35.86	%†

+Inception date December 27, 2005.

*Computed using the average shares method.

**Amount is less than $0.01 per share.

†Not annualized.

‡Annualized.

The accompanying notes are an integral part of these financial statements.

P / 50

Rainier Funds

For a capital share outstanding throughout the year

SMALL/MID CAP EQUITY PORTFOLIO – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$19.05	$34.50	$39.67	$38.15	$29.23

Income from investment operations:
Net investment loss	(0.06)*	(0.01)	(0.09)	(0.04)	(0.04)*

Net realized and unrealized gain (loss) on investments	9.23	(15.44)	(0.12)	2.92	9.95

Total from investment operations	9.17	(15.45)	(0.21)	2.88	9.91

Less distributions:
From net investment income	–	–	–	–	–

From net realized gain	–	(0.00)**	(4.93)	(0.09)	–

From return of capital	–	–	(0.03)	–	–

Total distributions	–	(0.00)**	(4.96)	(1.36)	(0.99)

Net asset value, end of year	$28.22	$19.05	$34.50	$39.67	$38.15

Total return	48.14%	(44.77%)	(1.78%)	7.75%	34.34%

Ratios/supplemental data:
Net assets, end of year (millions)	$1,428.1	$999.3	$1,826.9	$1,534.1	$839.7

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	0.96%	0.91%	0.91%	0.93%	0.96%

After fees waived and expenses absorbed or recouped	n/a	n/a	n/a	n/a	n/a

Ratio of net investment loss to average net assets, after fees waived and expenses absorbed or recouped	(0.26%)	(0.04%)	(0.28%)	(0.13%)	(0.13%)

Portfolio turnover rate	127.18%	126.86%	107.61%	91.93%	94.10%

*Computed using the average shares method.

**Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

P / 51

Financial Highlights

Rainier Funds

For a capital share outstanding throughout the year

BALANCED PORTFOLIO – INSTITUTIONAL SHARES Fiscal year ending March 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$11.30	$16.27	$17.86	$18.03	$17.11

Income from investment operations:
Net investment income	0.23	0.30	0.34	0.32	0.26

Net realized and unrealized gain on investments	2.99	(4.67)	0.56	1.13	1.68

Total from investment operations	3.22	(4.37)	0.90	1.45	1.94

Less distributions:
From net investment income	(0.22)	(0.30)	(0.33)	(0.32)	(0.27)

From net realized gain	–	(0.30)	(2.16)	(1.30)	(0.75)

From return of capital	–	–	–	–	–

Total distributions	(0.22)	(0.60)	(2.49)	(1.62)	(1.02)

Net asset value, end of year	$14.30	$11.30	$16.27	$17.86	$18.03

Total return	28.68%	(27.20%)	4.61%	8.24%	11.46%

Ratios/supplemental data:
Net assets, end of year (millions)	$30.3	$23.4	$25.1	$25.0	$22.9

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	0.87%	0.78%	0.80%	0.81%	0.93%

After fees waived and expenses absorbed or recouped	n/a	n/a	n/a	0.83%	0.94%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed or recouped	1.75%	2.10%	1.85%	1.75%	1.50%

Portfolio turnover rate	84.74%	84.85%	68.22%	73.27%	63.77%

The accompanying notes are an integral part of these financial statements.

P / 52

Notes to Financial Statements

Rainier Funds

March 31, 2010

NOTE 1. ORGANIZATION

Rainier Investment Management Mutual Funds (d.b.a. Rainier Funds) (the “Trust”) was organized as a statutory trust in Delaware on December 15, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust consists of six separate series of portfolios, five of which are included herein and include the Large Cap Equity Portfolio, Mid Cap Equity Portfolio, Small/Mid Cap Equity Portfolio, Balanced Portfolio and Intermediate Fixed Income Portfolio (each a “Fund” and collectively the “Funds”).

The Large Cap Equity Portfolio, Mid Cap Equity Portfolio and Small/Mid Cap Equity Portfolio seek to maximize long-term capital appreciation. The Balanced Portfolio seeks to provide investors with a balance of long-term capital appreciation and current income. The Intermediate Fixed Income Portfolio seeks to provide investors with current income.

Each Fund (except the Intermediate Fixed Income Portfolio) offers two classes of shares: Original Shares and Institutional Shares. The Original and Institutional class in each Fund represent an equal pro rata interest in the Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. The Original Shares are subject to an annual distribution fee as described in Note 7. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class. The Trust is authorized to issue an unlimited number of shares of each Fund and Class, with $0.01 par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A) Security Valuation. Section 2(a) (41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Funds, in computing the NAV, to value portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available, the Board of Trustees of the Trust must value securities at “fair value determined in good faith.” The Board has delegated such responsibility to the Advisor pursuant to Security Valuation Procedures that the Board has adopted. On a case-by-case basis, the Advisor’s Pricing Committee will establish an appropriate pricing methodology to determine the fair value of securities that are difficult to price. No one may change or authorize a change in a security’s price or otherwise deviate from the Rainier Funds’ Security Valuation Policy without first obtaining approval from the Advisor’s Pricing Committee. The Board will approve, monitor and review the valuation decisions and policies made by the Advisor.

Under current financial accounting standards, “fair value” means “the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.” Fair value pricing involves subjective judgments and there is no single standard for determining fair value.

P / 53

Notes to Financial Statements

Rainier Funds

March 31, 2010

The Funds price their securities as follows: all equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market®, the NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on an exchange. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. In the event such market quotations are not readily available, fair value will be determined as set forth in the pricing procedures.

Debt securities held by the Funds shall be provided by the pricing vendor, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Matrix pricing is a mathematical technique used to value fixed-income securities without relying exclusively on quoted prices. If a price is not available from pricing services, then fair value will be determined as set forth in the pricing procedures. Fixed-income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity. Investments in other open-end mutual funds are valued at their stated net asset value.

Pricing vendors may be unwilling or unable to obtain prices for certain securities, or may assign prices that do not reflect current market conditions. Certain securities, such as thinly traded securities, securities in which trading has been suspended, securities traded in certain foreign markets, etc. may be difficult to price. Additionally, significant events may affect the pricing of securities. A significant event is determined by the Advisor’s Pricing Committee and defined as an event deemed material enough to impact the value of the security, such as news disruptive enough to cause a halt in trading, news indicating a potential default of a fixed-income issuer’s obligations or other news that would materially impact the price of a security. As of March 31, 2010, there were no securities held in the Portfolios that required fair valuation by the Advisor’s Pricing Committee in accordance with the Board-approved procedures. See Note 5.

B) Security Transactions, Dividends, Interest and Distributions. Security transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recorded on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized using the interest method. Distributions to shareholders are recorded on the ex-dividend date. Capital gains and income distributions, if any, are distributed at least annually.

C) Federal Income Taxes. The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to shareholders of the Funds. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which

P / 54

amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

As of and during the period ended March 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or tax penalties. As of March 31, 2010, open tax years subject to examination included the tax years ended March 31, 2006, through 2010.

D) Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E) Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

F) Accounting for Derivatives. Recent accounting pronouncements require the Funds to disclose additional information regarding the use of derivatives. This disclosure would include information regarding how and why each Fund uses derivatives, how derivatives are accounted for and how derivative instruments affected each Fund’s operations and financial position. Because the Funds hold no derivatives, the adoption of these accounting standards had no impact on the Funds’ financial statements.

G) Subsequent Events. Accounting standards require the Funds to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Funds have evaluated subsequent events and have determined that there are no subsequent events that require disclosure.

NOTE 3. COMMITMENTS, OTHER RELATED-PARTY TRANSACTIONS AND OTHER AGREEMENTS

A) Investment Management Agreement. The Trust, on behalf of the Funds, has entered into an investment management agreement with Rainier Investment Management, Inc. (the “Investment Advisor”). Under the terms of the agreement, the Trust will pay an investment advisory fee equal to the following annual percentages of average daily net assets:

Large Cap Equity Portfolio	0.75%
Mid Cap Equity Portfolio	0.85%
Small/Mid Cap Equity Portfolio	0.85%
Balanced Portfolio	0.70%
Intermediate Fixed Income Portfolio	0.50%

P / 55

Notes to Financial Statements

Rainier Funds

March 31, 2010

B) Fee and Expense Waivers. Effective April 1, 1997, the Investment Advisor has voluntarily undertaken to limit the advisory fee for the Intermediate Fixed Income Portfolio to 0.45% of the Portfolio’s average annual net assets.

Although not required to do so, the Investment Advisor has contractually agreed to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average daily net assets will not exceed the following levels:

Large Cap Equity	1.04%
Mid Cap Equity	1.10%
Small/Mid Cap Equity	1.23%
Balanced	0.94%
Intermediate Fixed Income	0.45%

Overall operating expenses for each Fund will not fall below the applicable percentage limitation until the Investment Advisor has been fully reimbursed for fees foregone and expenses paid by the Investment Advisor under this agreement.

These percentages are based on the average daily net assets of the Funds and exclude Rule 12b-1 fees, interest, taxes, brokerage commissions, extraordinary expenses and sales charges. This agreement has a one-year term, renewable at the end of each fiscal year. The agreement may be terminated by the Funds or Investment Advisor with 60 days’ written notice.

Expenses reimbursed by the Investment Advisor may be recouped from the Funds. The recoupment period will be limited to three fiscal years from the fiscal year of the reimbursement, and is subject to each Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations.

At March 31, 2010, the amounts available for recoupment that have been paid and/or waived by the Advisor on behalf of the Funds are as follows:

Intermediate Fixed Income	$420,323

The Advisor may recapture a portion of the following amounts no later than March 31 of the years stated below:

Intermediate Fixed Income
2011	$110,150
2012	$131,609
2013	$178,564

C) Omnibus Fee Agreement. The Trust, on behalf of the Funds, has entered into an Omnibus Fee Agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“USBFS”), and U.S. Bank, N.A. USBFS serves as the administrator, transfer agent and fund accountant, and U.S. Bank, N.A., serves as the custodian under this Agreement. For these services, the Funds pay a monthly fee based on the greater of an annual minimum or the annual rate of:

0.05% of first $3 billion of average daily net assets

0.04% of next $1 billion of average daily net assets

0.03% of next $6 billion of average daily net assets

0.02% of average daily net assets over $10 billion.

The Funds will be subject to an annual minimum fee of $650,000.

The Funds also pay sub-transfer agent fees to certain financial intermediaries.

D) Other Related Parties. Certain officers and Trustees of the Funds are also officers and/or directors of the Investment Advisor. Independent Trustees are compensated by the Trust at the total rate of $40,000 per year plus $4,000 for each meeting of the Board of

P / 56

Trustees attended and any travel expenses incurred in such meetings, which is allocated among the Funds. (If all quarterly meetings are attended, total annual compensation for each independent Trustee is $56,000 before travel expenses.) Prior to January 1, 2010, the compensation paid was $38,000 per year plus $3,000 per meeting attended.

On December 10, 1998, the Trust approved a Deferred Compensation Plan for independent Trustees (the “Compensation Plan”). Trustees can elect to receive payment in cash or defer payments as provided for in the Compensation Plan. If a Trustee elects to defer payment, the Compensation Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted to reflect a value that would have been earned if the account had been invested in a designated investment. The Funds recognize as Trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account.

NOTE 4. INVESTMENT TRANSACTIONS

The aggregate security purchases and sales, other than short-term obligations and U.S. government securities, for the year ended March 31, 2010, were as follows:

Fund	Purchases	Sales Proceeds
Large Cap Equity	$1,388,954,045	$1,403,786,751
Mid Cap Equity	$829,509,538	$835,883,629
Small/Mid Cap Equity	$3,747,106,159	$4,021,409,072
Balanced	$62,366,877	$62,786,975
Intermediate Fixed Income	$69,709,749	$51,411,341

The Balanced Portfolio and Intermediate Fixed Income Portfolio purchased $9,316,126 and $20,745,726 and sold $21,670,758 and $4,154,482, respectively, of U.S. government securities. There were no purchases or sales of U.S. government securities by the Large Cap Equity Portfolio, Mid Cap Equity Portfolio and Small/Mid Cap Equity Portfolio.

NOTE 5. FAIR VALUE OF THE FINANCIAL INSTRUMENTS

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 – Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 – Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

P / 57

Notes to Financial Statements

Rainier Funds

March 31, 2010

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2010:

Rainier Large Cap Equity Portfolio	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$1,549,315,210	–	–	$1,549,315,210
Real Estate Investment Trusts	–	–	–	–
Total Equity	1,549,315,210	–	–	1,549,315,210

Short-Term Investments	749,069	–	–	749,069
Total Investments in Securities	$1,550,064,279	–	–	$1,550,064,279

Rainier Mid Cap Equity Portfolio	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$685,411,908	–	–	$685,411,908
Real Estate Investment Trusts	10,912,357	–	–	10,912,357
Total Equity	696,324,265	–	–	696,324,265

Short-Term Investments	11,662,845	–	–	11,662,845
Total Investments in Securities	$707,987,110	–	–	$707,987,110

Rainier Small/Mid Cap Equity Portfolio	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$3,229,217,767	–	–	$3,229,217,767
Real Estate Investment Trusts	74,256,165	–	–	74,256,165
Total Equity	3,303,473,932	–	–	3,303,473,932

Short-Term Investments	18,972,519	–	–	18,972,519
Total Investments in Securities	$3,322,446,451	–	–	$3,322,446,451

P / 58

Rainier Balanced Portfolio	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$48,900,332	–	–	$48,900,332
Real Estate Investment Trusts	–	–	–	–
Total Equity	48,900,332	–	–	48,900,332
Fixed Income
Asset-Backed Securities	–	$1,443,019	–	$1,443,019
Collateralized Mortgage Obligations	–	152,033	–	152,033
Mortgage Pass-Through Securities	–	2,651,649	–	2,651,649
Federal Agency Obligations	–	10,447,562	–	10,447,562
Corporate Bonds	–	16,878,113	–	16,878,113
Total Fixed Income	–	31,572,376	–	31,572,376

Short-Term Investments	1,022,828	–	–	1,022,828
Total Investments in Securities	$49,923,160	$31,572,376	–	$81,495,536

Rainier Intermediate Fixed Income Portfolio	Level 1	Level 2	Level 3	Total
Fixed Income
Asset-Backed Securities	–	$5,253,485	–	$5,253,485
Collateralized Mortgage Obligations	–	197,642	–	197,642
Mortgage Pass-Through Securities	–	6,870,542	–	6,870,542
Federal Agency Obligations	–	38,072,221	–	38,072,221
Corporate Bonds	–	76,763,474	–	76,763,474
Total Fixed Income	–	127,157,364	–	127,157,364

Short-Term Investments	5,191,317	–	–	5,191,317
Total Investments in Securities	$5,191,317	$127,157,364	–	$132,348,681

P / 59

Notes to Financial Statements

Rainier Funds

March 31, 2010

NOTE 6. INCOME TAXES

As of March 31, 2010, the components of distributable accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Equity	Mid Cap Equity	Small/Mid Cap Equity	Balanced	Intermediate Fixed Income
Cost of investments for tax purposes	$1,273,472,621	$565,366,184	$2,640,363,250	$70,344,240	$127,187,691

Gross tax unrealized appreciation	309,574,373	156,067,546	772,879,498	12,127,843	5,406,165
Gross tax unrealized depreciation	(32,982,715)	(13,446,620)	(90,796,297)	(976,547)	(245,175)

Net tax unrealized appreciation (depreciation) on investments	276,591,658	142,620,926	682,083,201	11,151,296	5,160,990

Undistributed ordinary income	$6,489,864	–	–	$341,050	$504,077
Undistributed long–term capital gains	–	–	–	–	–

Other accumulated gains (losses)	($375,004,213)	($321,622,873)	($1,639,259,932)	($11,731,281)	($2,046,360)

Total accumulated earnings (losses)	($91,922,691)	($179,001,947)	($957,176,731)	($238,935)	($3,618,707)

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily related to net operating losses, reclassifications of paydown gains and losses on mortgage and asset-backed securities and adjustments made on the sale of partnership investments. These classifications have no effect on net assets or net asset value per share. For the year ended March 31, 2010, the following table shows the reclassifications made:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)
Large Cap Equity	–	–	–
Mid Cap Equity	(1,818,218)	1,879,571	(61,353)
Small/Mid Cap Equity	(11,667,598)	11,771,047	(103,449)
Balanced	–	2,181	(2,181)
Intermediate Fixed Income	1	16,606	(16,607)

P / 60

As of March 31, 2010, the Funds had post-October losses and capital loss carryovers as shown in the table below:

	Large Cap Equity	Mid Cap Equity	Small/Mid Cap Equity	Balanced	Intermediate Fixed Income
2014	–	–	–	–	$53,459
2015	–	–	–	–	$674,821
2016	–	–	–	–	$114,995
2017	$92,116,388	$81,467,704	$418,856,065	$2,592,789	$573,353
2018	$282,701,770	$240,122,078	$1,220,063,434	$8,822,417	$138,406
Total	$374,818,158	$321,589,782	$1,638,919,499	$11,415,206	$1,555,034
Post-October Losses	—	—	—	—	—

For tax purposes, post-October losses are not recognized until the first day of the following fiscal year.

The tax components of distributions paid during the year ended March 31, 2010, and the year ended March 31, 2009, were as follows:

	Year ended March 31, 2010		Year ended March 31, 2009
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain	Return of Capital
Large Cap Equity	$7,297,111	–	$2,652,200	$4,828,679	–
Mid Cap Equity	$216,329	–	$54,947	–	–
Small/Mid Cap Equity	–	–	–	–	$598,258
Balanced	$1,164,237	–	$1,532,230	$1,647,172	–
Intermediate Fixed Income	$4,520,516	–	$4,379,282	–	–

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of each Fund related to net capital gain to zero for the tax year ended March 31, 2009.

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Notes to Financial Statements

Rainier Funds

March 31, 2010

NOTE 7. DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Investment Advisor (as the distribution coordinator) at an annual rate of up to 0.25% of each Fund’s Original Shares’ average daily net assets, except for the Intermediate Fixed Income Portfolio, which is 0.10% of the Fund’s average daily net assets. The fee is paid to the Investment Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related and shareholder servicing activities. The Institutional Shares of the Large Cap Equity Portfolio, Mid Cap Equity Portfolio, Small/Mid Cap Equity Portfolio and Balanced Portfolio do not pay any fees under the Plan.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares and is paid for its services by the Investment Advisor out of the fees received under the Plan and may be paid out of the Investment Advisor’s own resources. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC.

NOTE 8. ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning December 15, 2009. The Funds are evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

of Rainier Investment Management Mutual Funds::

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rainier Investment Management Mutual Funds (the “Funds”) comprising the Large Cap Equity, Mid Cap Equity, Small/Mid Cap Equity, Balanced and Intermediate Fixed Income Portfolios as of March 31, 2010, and the related statements of operations for the year then ended, the statement of changes in net assets, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period then ended were audited by other auditors whose report, dated May 20, 2008, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2010 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Rainier Investment Management Mutual Funds as of March 31, 2010, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

May 19, 2010

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General Information

Rainier Funds

March 31, 2010

TAX INFORMATION

The percentage of dividend income distributed for the year ended March 31, 2010, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Large Cap Equity Portfolio 100.00%, Mid Cap Equity Portfolio 100.00%, and Balanced Portfolio 44.33%.

The percentage of dividend income distributed for the year ended March 31, 2010, designated as qualified dividends received deduction available to corporate shareholders, is as follows: Large Cap Equity Portfolio 50.00%, Mid Cap Equity Portfolio 100.00%, and Balanced Portfolio 44.33%.

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Funds’ proxy voting policies and procedures and voting records, without charge, upon request by contacting the Funds directly at 1-800-248-6314; on the Fund’s website at www.rainierfunds.com/; or on the EDGAR Database on the SEC’s website at www.sec.gov.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Portfolios’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

Results of Special Meeting of Shareholders

The Funds held a special meeting of shareholders on August 17, 2009, relating to the election of trustees. The shareholders elected John W. O’Halloran and John W. Ferris as Trustees of the Trust. A total of 132,478,660 shares were represented at the meeting, either in person or by proxy, constituting 55.7% of the shares eligible to vote. The voting results were as follows:

	For	Abstain	Against
John W. O’Halloran	126,759,120	2,641,094	3,078,367
John W. Ferris	127,136,288	2,900,091	2,442,281

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

Renewal of Investment Advisory Agreement

At a meeting of the Board of Trustees held on March 4, 2010, with all of the independent Trustees present, the Board unanimously approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and the Investment Advisor with respect to each Fund.

In considering whether to approve the Advisory Agreement, the Board (including the independent Trustees) considered and discussed a substantial amount of information prepared by the Investment Advisor at the Board’s request. This information included detailed data on performance and expenses for other investment companies with similar investment objectives and sizes, which was derived from data compiled by an independent third party. The independent

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Trustees received a memorandum discussing the legal standards applicable to their consideration of the proposed renewal. The independent Trustees also discussed the proposed renewal in a private session with independent legal counsel to the independent Trustees at which no representatives of the Investment Advisor or other parties were present. In reaching their determinations relating to the renewal of the Advisory Agreement with respect to each Fund, the Trustees considered all the information and factors they believed relevant, including the factors discussed below.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Nature, extent and quality of services provided by the Investment Advisor

The Board reviewed the past services provided by the Investment Advisor, and the independent Trustees concurred that the Investment Advisor provides satisfactory advisory services. The independent Trustees emphasized in this regard the continuity of portfolio management teams; consistency of the Investment Advisor’s investment discipline, style and approach; and the high level of research, analysis and trading support provided by the Investment Advisor to those teams. The Board received regular information, as well as special presentations, from the Investment Advisor about its investment process and resources, noting the Investment Advisor’s description of its highest-ever level of portfolio management, investment analysis and information technology professionals. The Board noted the Investment Advisor’s continued growth in this area. The Board also viewed favorably the Investment Advisor’s and the Funds’ clean regulatory record and strong compliance culture.

Investment Performance

The Board reviewed detailed performance information for each Fund for various periods, which it also monitors as part of its regular quarterly Board meetings and more frequently through regular updates from the Investment Advisor. The Board reviewed detailed comparisons of the performance of the Funds for various periods compared to relevant securities indexes and various peer groups of mutual funds prepared by U.S. Bancorp Fund Services, LLC (which is the Funds’ administrator), using data from Morningstar, Inc., and Lipper, Inc. On a regular quarterly basis, the Board also reviews performance of the Funds for various time periods using data from Morningstar and Lipper. The Board emphasized longer-term performance records, but noted the more recent performance and market challenges for various intermediate periods of one to five years, especially during 2008 and 2009. Despite various periods for which each equity Fund performed below the median of its respective peer group, several Funds have shown improvement in relative rankings for the most recent short-term period. The independent trustees discussed with the Investment Advisor various steps taken by the Investment Advisor to review and confirm that the key elements of its equity strategies remain appropriate despite various periods of weak performance. The

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Investment Advisor described certain actions taken to reallocate resources to particular sectors or strategies in an effort to improve performance of its stock selections in certain sectors. The Investment Advisor explained the importance of its style consistency and the long-term perspective taken, as well as its good credibility with institutional investors. The Board (including the independent Trustees) concluded that each Fund’s performance was acceptable, particularly from a long-term perspective of 10 years or more, which the Board believes is important, and that the Investment Advisor was taking reasonable actions in an effort to improve the relative performance of the equity Funds.

Costs of Services Provided and Profitability to the Investment Advisor

At the request of the trustees, the Investment Advisor provided summary information concerning the profitability of the Investment Advisor’s investment advisory and investment company activities and its financial condition (such as working capital reserves and liquidity). The Trustees reviewed the Investment Advisor’s assumptions and methods of allocating certain costs, such as estimates of personnel costs, which constitute the Investment Advisor’s largest operating cost. The Investment Advisor stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Investment Advisor where each of the advisory products draws on, and benefits from, the research and other resources of the organization. The Board noted that there have been periods of increasing and decreasing profitability for the Investment Advisor, but that the trend that showed a decrease in the Investment Advisor’s assets and profitability in 2009 compared to 2008 has the potential to reverse in 2010. The Board noted the Investment Advisor’s significant past capital and other expenses related to prior asset growth and supported by past improved profitability, such as those related to trading systems, disaster recovery, customer relations management and general back office systems. The Board recognized the Investment Advisor’s explanation that more recent market declines reduced its profitability. The Trustees also noted the funding of adequate liquid working capital reserves and the stable financial condition of the Investment Advisor despite the recent difficult market environment.

The Investment Advisor presented information showing that the advisory fees charged to the Funds compare reasonably to the fee rates charged to its other institutional advisory clients for comparable investment strategies. As part of that comparison of services provided to institutional advisory clients and the Funds, the Investment Advisor provided a summary of the higher level of services and support that is needed for the Funds compared to institutional clients managed using the same strategies. Based on those differences, the Board believes a comparison to the fees charged by the Investment Adviser to its institutional clients is of limited use.

The Trustees recognized that the Investment Advisor should be entitled to earn a reasonable level of profits for the services it provides to each Fund to allow reinvestment in the business and create an incentive to continue to provide high quality services to the Funds. Based on their review, the Trustees concluded that they were satisfied

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that the Investment Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Funds grow, and whether those fee levels reflect these economies of scale for the benefit of Fund investors. The Board realized that the advisory fees for the Funds do not have breakpoints, which could otherwise result in lower advisory fee rates as the Funds grow larger. The Trustees noted that market conditions in early 2009 reduced the size of the larger Funds, and the Investment Advisor previously closed the largest Fund (the Small/Mid Cap Equity Portfolio) to new investors for portfolio management reasons. More recent increases in securities prices, however, have stabilized or increased the Funds’ assets. The independent Trustees did not disagree with the Investment Advisor’s assertion that the advisory fees remain competitive and compare favorably to peer group fees and expenses for comparable mutual funds, in most cases ranging from slightly above the median fee rates to below the median fee rates. The Board also recognized the benefits to the Funds of the Investment Advisor’s past investment in the Funds’ operations (through some past subsidies of the Funds’ operating expenses when they were newer and smaller) and its commitment to maintain reasonable overall operating expenses for each Fund.

Fallout Financial Benefits

The Board (including the independent Trustees) considered other actual and potential financial benefits to the Investment Advisor in concluding that the contractual advisory fees are reasonable for the Funds. The Board also accepted the Investment Advisor’s representation that the Investment Advisor’s relationship with the Funds does not present a material subsidy, if any, to the Investment Advisor’s level of profitability compared to its other investment advisory business. The Board and the independent Trustees separately concluded that the renewal of the Advisory Agreement was in the best interest of the shareholders of each affected Fund.

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Directory of Funds’ Service Providers

Rainier Funds

March 31, 2010

INVESTMENT ADVISOR

Rainier Investment Management, Inc ..®

601 Union Street, Suite 2801

Seattle, WA 98101

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

2020 East Financial Way, Suite 100 Glendora, CA 91741

CUSTODIAN

U.S. Bank, N.A.

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

695 Town Center Drive, Suite 1200

Costa Mesa, CA 92626

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

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Trustee and Officer Information

Rainier Funds

March 31, 2010

The following list is provided in this order: name, address, (year of birth), position(s) held with Trust, date elected+, principal occupation(s) during the past five years, number of Portfolios in Fund complex overseen by trustee, and other directorships held by trustee. The Statement of Additional Information contains additional information about Fund trustees and officers and is available without charge, upon request, by calling 1-800-248-6314.

INDEPENDENT TRUSTEES

James E. Diamond, Jr.

601 Union St., Ste. 2801, Seattle, WA 98101 (1946), Trustee, March 1994, President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials), from 2003 to present, 6

John W. Ferris

601 Union St., Ste. 2801, Seattle, WA 98101 (1940), Trustee, March 1995^, Consultant to international companies from 1998 to present, 6

Gary L. Sundem

601 Union St., Ste. 2801, Seattle, WA 98101 (1944), Trustee, March 1994, Professor of Accounting at University of Washington from 1971 to 2008; Professor Emeritus from 2008 to present, 6

INTERESTED TRUSTEES AND OTHER OFFICERS

John W. O’Halloran*

601 Union St., Ste. 2801, Seattle, WA 98101 (1960), Trustee, Chief Executive Officer, Secretary and Treasurer, June 2008^, President from June 2003 to June 2008, January 2005, Principal of the Advisor, 6

James R. Margard*

601 Union St., Ste. 2801, Seattle, WA 98101 (1952), Vice President, January 1994, Principal of the Advisor

Mark H. Dawson*

601 Union St., Ste. 2801, Seattle, WA 98101 (1956), Vice President, June 2004, Principal of the Advisor

Peter M. Musser*

601 Union St., Ste. 2801, Seattle, WA 98101 (1956), Vice President, June 2004, Principal of the Advisor

Leonard P. Brennan*

601 Union St., Ste. 2801, Seattle, WA 98101 (1959), Vice President, June 2008, Managing Director of Russell Investments from 1985 to 2005, September 2005, Principal of the Advisor

Lisa M. Thenell*

601 Union St., Ste. 2801, Seattle, WA 98101 (1967), Chief Compliance Officer and AML Compliance Officer, January 2008, Compliance Supervisor of the Advisor from 2003 to present, 2008, Chief Compliance Officer of the Advisor from 2008 to present.

*Denotes “interested person,” as that is defined by the 1940 Act.

+Trustees and officers of the Fund serve until their resignation, removal or retirement.

^Messrs. Ferris and O’Halloran were elected by shareholders in August 2009.

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Index Descriptions

The Standard & Poor’s 500 Index® is an unmanaged index composed of 500 industrial, utility, transportation and financial companies of the U.S. markets. The Index represents about 75% of New York Stock Exchange (NYSE) market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

The Russell 1000® Growth Index is an unmanaged index composed of the equities of companies ranging in value from $889 million to $338.4 billion as of May 31, 2009.

The Russell Midcap® Index is an unmanaged index composed of the equities of companies ranging in value from $829 million to $12.2 billion as of May 31, 2009.

The Russell Midcap® Growth Index is an unmanaged index composed of the equities of companies ranging in value from $889 million to $12.2 billion as of May 31,2009.

The Russell 2500™ Index is an unmanaged index composed of the equities of companies ranging in value from $78 million to $3.9 billion as of May 31, 2009.

The Russell 2500™ Growth Index is an unmanaged index composed of the equities of companies ranging in value from $78 million to $3.9 billion as of May 31, 2009.

The Balanced Index is computed by the Investment Advisor and consists of 60% S&P 500 Index, 35% Barclays Capital U.S.

Intermediate Government/Credit Bond Index and 5% 91-Day U.S. Treasury Bill Index. Actual asset allocation of the Balanced Portfolio may vary from the Balanced Index.

The Barclays Capital U.S. Intermediate Government/ Credit Bond Index is an unmanaged index composed of all bonds covered by the Barclays Capital U.S. Government/ Credit Index with maturities between one and 9.99 years.

The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics.

The Citigroup 3-Month Treasury Bill Index (91-Day U.S. Treasury Bill Index) is an unmanaged index of equal dollar amounts of three-month Treasury bills purchased at the beginning of each of three consecutive months.

The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.

The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.

The indices are not available for investment and do not incur charges or expenses.

601 Union Street, Suite 2801 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

The Funds’ SEC Investment Company Act file number is 811-8270.

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601 Union Street, Suite 2801 Seattle, WA 98101

TF. 800.248.6314 www.rainierfunds.com

RAINIER

RAINIER FUNDS *March 31, 2010*

Annual Report

High Yield Portfolio

RAINIER FUNDS

High Yield Portfolio

March 31, 2010

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE PROVIDED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE RAINIER HIGH YIELD PORTFOLIO. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

Comments from the Investment Advisor

A year ago proved to be the inflexion point for a turnaround in the high yield market. Spreads had just reached historically cheap levels reflecting the market’s pessimistic outlook regarding companies access to the capital markets and expected default rates. Over 70% of the market was trading at distressed levels and the implied default rate was approaching 30%. High-yield debt valuations provided the potential upside normally associated only with equity investments with the perceived downside protection of a fixed-income investment. Government actions, including quantitative easing, a $787 billion fiscal stimulus package and the positive outcome of bank stress tests, provided the impetus for a reversal. As a result, higher-quality issuers tested waters accessing the capital markets. As the economy began to show signs of stabilization, demand for high-yield debt returned, resulting in rising valuations as well as increased issuance. A record $208 billion high-yield debt has been issued in the last 12 months reflecting the strong demand. Also, beginning in the second quarter of 2009, for the first time ever, the amount of high yield debt issued exceeded the amount of leveraged loans as banks encouraged companies to refinance loans with longer-maturity, fixed-rate high-yield debt.

As the economic recovery continues to gain momentum, we anticipate high-yield debt to generate attractive returns, but more in line with historical averages. Valuations in the lowest rated part of the market appear less attractive to higher-quality issuers when considering historical relationships and the early stage of the economic recovery. Additionally, as demand for high-yield debt stabilizes and focus returns to the strength of the fundamentals, we anticipate higher-quality high-yield to outperform.

About the Advisor

The Investment Advisor to the Fund is Rainier Investment Management, Inc.® (Rainier) located in Seattle, Washington. Rainier manages $18.2 billion of discretionary assets for primarily institutional clients.

Opinions expressed in this report are subject to change, not guaranteed, and are not to be considered investment advice.

The Rainier High Yield Portfolio is distributed by Quasar Distributors, LLC.

PORTFOLIO INVESTMENT RETURNS

High Yield Portfolio

COMMENTARY:

The Portfolio return for the one-year period through March 31, 2010 was 28.86%, underperforming the benchmark BofA Merrill Lynch U.S. High Yield Master II Index return of 57.22%. The underperformance can be attributed to the higher-quality nature of the Portfolio during a period when the lowest quality part of the market was rebounding. The CCC-quality segment of the market rallied as the economic recovery gained a foothold, and renewed access to the capital markets provided an opportunity to refinance maturing debt. Despite the underperformance of higher-quality high yield over the last year, as focus returns to the fundamentals and the still fragile economic recovery, rather than access to the capital markets, we anticipate higher-quality high yield to outperform its lower-quality counterparts.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

Fiscal year ending March 31,

TOTAL RETURNS as of March 31, 2010

	1 Year	Since Inception
High Yield Portfolio	28.86%	28.86%
BofA Merrill Lynch U.S. High Yield Master II Index	57.22	57.22
BofA Merrill Lynch U.S. High Yield BB-B Rated Index	43.36	43.36
Consumer Price Index	2.39	2.39

Inception date 3/31/09

Performance data quoted represent past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance to the most recent month-end may be lower or higher than what is shown and may be obtained at 1-800-248-6314. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

The High Yield Portfolio invests in debt securities that decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the High Yield Portfolio in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The High Yield Portfolio may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to volatility than a diversified fund.

Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities.

See page 27 for index descriptions.

FUND EXPENSES

Rainier Funds

March 31, 2010 (Unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees; distribution; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested 10/1/09 and held for the entire period from 10/1/09 to 3/31/10.

Actual Expenses

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period,” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

High Yield Portfolio

Expenses Example	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (10/1/09)	$1,000.00	$1,000.00
Ending Account Value (3/31/10)	$1,066.80	$1,021.69
Expenses Paid during Period*	$3.35	$3.28

*	Expenses are equal to the Fund’s annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

Rainier High Yield Portfolio

Schedule of Investments

March 31, 2010

Sector Representation as of March 31, 2010 (% of net assets)

	Principal Amount	Value
DEBT SECURITIES (95.0%)
CONVERTIBLE BONDS (1.0%)
Oil, Gas & Consumable Fuels (1.0%)
International Coal Group, Inc.
9.000%, 08/01/2012	100,000	$115,125

TOTAL CONVERTIBLE BONDS (cost $89,661)		115,125

CORPORATE BONDS (94.0%)
Consumer Staples (9.3%)
Constellation Brands, Inc.
7.250%, 05/15/2017	300,000	309,000
Mohawk Industries, Inc.
6.625%, 01/15/2016 *	300,000	311,250
Revlon Consumer Products
9.750%, 11/15/2015 **	150,000	155,625
Tyson Foods, Inc.
10.500%, 03/01/2014	300,000	357,750

Total Consumer Staples		1,133,625

Energy (14.8%)
El Paso Corp.
7.000%, 06/15/2017	300,000	307,677
Hornbeck Offshore Services, Inc.
8.000%, 09/01/2017	250,000	251,250
Massey Energy Co.
6.875%, 12/15/2013	300,000	305,625
Pioneer Natural Resources Co.
6.875%, 05/01/2018	300,000	301,332
Sandridge Energy, Inc.

Rainier High Yield Portfolio

Schedule of Investments

March 31, 2010

	Principal Amount	Value
Energy (14.8%) (Continued)
9.875%, 05/15/2016 **	155,000	$160,038
Stone Energy Corp.
8.625%, 02/01/2017	200,000	198,000
Tesoro Corp.
6.500%, 06/01/2017	300,000	277,500

Total Energy		1,801,422

Healthcare (3.5%)
HCA, Inc.
8.500%, 04/15/2019 **	300,000	324,188
Vanguard Health Holding Co. II LLC
8.000%, 02/01/2018 **	100,000	97,750

Total Healthcare		421,938

Industrials (43.4%)
American Axle & Manufacturing Holdings, Inc.
7.875%, 03/01/2017	200,000	187,500
BE Aerospace, Inc.
8.500%, 07/01/2018	195,000	208,650
Cablevision Systems Corp.
8.625%, 09/15/2017 **	100,000	106,250
Cinemark, Inc.
8.625%, 06/15/2019	100,000	105,875
Clean Harbors, Inc.
7.625%, 08/15/2016	100,000	102,000
Collective Brands, Inc.
8.250%, 08/01/2013	178,000	182,450
Domtar Corp.
10.750%, 06/01/2017	300,000	366,000
Exopack Holding Corp.
11.250%, 02/01/2014	150,000	157,125
Goodyear Tire & Rubber Co.
10.500%, 05/15/2016	300,000	325,500
Graphic Packaging Holding Company
9.500%, 08/15/2013	100,000	103,000
9.500%, 06/15/2017	100,000	107,250
Greif, Inc.
7.750%, 08/01/2019	300,000	313,500
HSN, Inc.
11.250%, 08/01/2016	75,000	85,500
Jarden Corp.
7.500%, 01/15/2020	100,000	101,500
JohnsonDiversey, Inc.
8.250%, 11/15/2019 **	250,000	260,000
Lear Corp.
8.125%, 03/15/2020	500,000	510,625
Levi Strauss & Co.
8.875%, 04/01/2016	100,000	105,000
Masco Corp.
5.850%, 03/15/2017	300,000	292,805
Nalco Co.
8.875%, 11/15/2013	300,000	310,500
Solo Cup Co.
10.500%, 11/01/2013	100,000	106,000
Solutia, Inc.

Rainier High Yield Portfolio

Schedule of Investments

March 31, 2010

	Principal Amount	Value
Industrials (43.4%) (Continued)
8.750%, 11/01/2017	100,000	$106,000
Starwood Hotels & Resorts Worldwide, Inc.
7.875%, 10/15/2014	300,000	326,250
Steel Dynamics, Inc.
6.750%, 04/01/2015	100,000	101,250
Teck Resources Limited
10.750%, 05/15/2019	300,000	368,999
Terremark Worldwide, Inc.
12.000%, 06/15/2017 **	100,000	115,500
United Rentals North America, Inc.
9.250%, 12/15/2019	200,000	205,000

Total Industrials		5,260,029

Telecommunication Services (18.4%)
Clearwire Corp., LLC
12.000%, 12/01/2015 **	300,000	307,500
Frontier Communications Corp.
8.250%, 05/01/2014	300,000	315,000
GCI, Inc.
8.625%, 11/15/2019 **	100,000	102,375
GeoEye, Inc.
9.625%, 10/01/2015 **	250,000	256,875
Global Crossing Ltd
12.000%, 09/15/2015 **	250,000	278,750
MetroPCS Communications, Inc.
9.250%, 11/01/2014	100,000	102,750
Qwest Communications International, Inc.
7.125%, 04/01/2018 **	250,000	259,375
Sprint Capital Corp.
6.875%, 11/15/2028	450,000	364,500
Windstream Corp.
7.875%, 11/01/2017	250,000	247,500

Total Telecommunication Services		2,234,625

Transportation (1.9%)
Kansas City Southern
7.625%, 12/01/2013	220,000	226,050

Utility (2.7%)
The AES Corp.
9.750%, 04/15/2016 **	300,000	326,250

TOTAL CORPORATE BONDS (cost $10,291,417)		11,403,939

TOTAL DEBT SECURITIES (cost $10,381,078)		$11,519,064

SHORT-TERM INVESTMENTS (0.1%)
MONEY MARKET MUTUAL FUNDS (0.1%)
First American Prime Obligations Fund	$14,644	$14,644

TOTAL SHORT-TERM INVESTMENTS (cost $14,644)		$14,644

Rainier High Yield Portfolio

Schedule of Investments

March 31, 2010

Value
TOTAL INVESTMENTS (95.1%) (cost $10,395,722)	$11,533,708

OTHER ASSETS IN EXCESS OF LIABILITIES (4.9%)	593,464

TOTAL NET ASSETS (100.0%)	$12,127,172

*	The variable-rate securities are subject to a demand feature, which reduces the remaining maturity.
**

Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At March 31, 2010, the value of these securities totaled $2,750,476 or 22.7% of the Portfolio’s net assets. Unless otherwise noted, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

STATEMENTS OF ASSETS AND LIABILITIES

Rainier Funds

March 31, 2010

High Yield Portfolio

ASSETS
Investments in securities, at cost (Note 2)	$10,395,722

Investments in securities, at value (Note 2)	$11,533,708
Receivables
Investment securities sold	336,750
Dividends and interest	276,364
Fund shares sold	82,690
Prepaid expenses	2,238

Total assets	12,231,750

LIABILITIES
Payables
Distributions to shareholders	91,522
Due to Investment Advisor (Note 3)	3,421
Accrued expenses	7,548
Deferred trustees compensation (Note 3)	2,087

Total liabilities	104,578

Net Assets	$12,127,172

COMPONENTS OF NET ASSETS
Paid-in capital	$10,648,066
Accumulated undistributed net investment income	181
Accumulated undistributed net realized gain on investments	340,939
Net unrealized appreciation on investments	1,137,986

Net assets	$12,127,172

Institutional shares

Net assets applicable to shares outstanding	$12,127,172
Shares outstanding	1,023,897
Net asset value, offering and redemption price per share	$11.84

STATEMENTS OF OPERATIONS

Rainier Funds

For the fiscal year ending March 31, 2010

High Yield Portfolio

INVESTMENT INCOME
Income
Dividends	$39,470
Interest	888,522

Total income	927,992

Expenses
Investment advisory fees (Note 3)	57,524
Administration fees* (Note 3)	11,773
Reports to shareholders	1,763
Registration expense	2,447
Audit fees	5,333
Trustee fees	6,119
Legal fees	12,834
Miscellaneous expense	1,778

Total expenses	99,571
Less: fees waived and expenses absorbed (Note 3)	(31,658)

Net expenses	67,913

Net investment income	860,079

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	424,393
Net change in unrealized appreciation on investments	1,137,986

Net income on investments	1,562,379

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,422,458

*	Includes administrator, transfer agent, fund accounting and custody fees.

STATEMENTS OF CHANGES IN NET ASSETS

Rainier Funds

High Yield Portfolio
Fiscal year ending March 31, 2010

INCREASE (DECREASE) IN NET ASSETS FROM:

Operations
Net investment income	$860,079
Net realized gain on investments	424,393
Net change in unrealized appreciation on investments	1,137,986

Increase in net assets resulting from operations	2,422,458

Distributions to shareholders
From net investment income	(859,898)
From net realized gain on investments sold	(83,454)

Decrease in net assets from distributions	(943,352)

Capital share transactions
Proceeds from shares sold Institutional shares	10,550,000
Proceeds from shares reinvested Institutional shares	848,111
Cost of shares redeemed Institutional shares	(750,045)

Net increase from capital share transactions	10,648,066

Net increase in net assets	12,127,172

NET ASSETS
Beginning of year	—

End of year	$12,127,172

Undistributed net investment income	$181

Institutional shares
Shares sold	1,014,006
Shares issued on reinvestment of distributions	74,046
Shares redeemed	(64,155)

Net increase in shares outstanding	1,023,897

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio’s financial performance since inception. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

Rainier High Yield Portfolio

For a capital share outstanding at:

Fiscal year ending March 31, 2010

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.90 *
Net realized and unrealized gain on investments	1.91

Total from investment operations	2.81

Less distributions:
From net investment income	(0.89)
From net realized gain	(0.08)

Total distributions	(0.97)

Net asset value, end of year	$11.84

Total return	28.86%

Ratios/supplemental data:
Net assets, end of year (millions)	$12.10

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.95%
After fees waived and expenses absorbed	0.65%

Ratio of net investment income to average net assets, after fees waived and expenses absorbed	8.22%

Portfolio turnover rate	67.89%

*	Computed using the average shares method.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

Rainier Funds

March 31, 2010

NOTE 1. ORGANIZATION

Rainier Investment Management Mutual Fund (d.b.a. Rainier Funds) (the “Trust”) was organized as a statutory trust in Delaware on December 15, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust consists of six portfolios, one of which, the High Yield Portfolio (“Fund”) is included herein.

The High Yield Portfolio seeks to earn a high level of current income. Capital appreciation is a secondary objective.

The Fund offers one class of shares: Institutional Shares. The Trust is authorized to issue an unlimited number of shares of the Institutional Class, with $0.01 par value.

The Adviser and certain control persons of the Advisor own more than 90% of the outstanding shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A) Security Valuation. Section 2(a) (41) of the 1940 Act, together with the rules and interpretations of the SEC, require the Fund, in computing the NAV, to value portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available, the Board of Trustees of the Trust must value securities at “fair value determined in good faith.” The Board has delegated such responsibility to the Advisor pursuant to Security Valuation Procedures that the Board has adopted. On a case-by-case basis, the Advisor’s Pricing Committee will establish an appropriate pricing methodology to determine the fair value of securities that are difficult to price. No one may change or authorize a change in a security’s price or otherwise deviate from the Rainier Funds’ Security Valuation Policy without first obtaining approval from the Advisor’s Pricing Committee. The Board will approve, monitor and review the valuation decisions and policies made by the Advisor.

Under current financial accounting standards, “fair value” means “the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.” Fair value pricing involves subjective judgments and there is no single standard for determining fair value.

The Funds price their securities as follows: all equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market®, the NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on an exchange. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. In the event such market quotations are not readily available, fair value will be determined as set forth in the pricing procedures.

Debt securities held by the Fund shall be provided by the pricing vendor, which uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Matrix pricing is a mathematical technique used to value fixed-income securities without relying exclusively on quoted prices. If a price is not available from pricing services, then fair value will be determined as set forth in the pricing procedures. Fixed-income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity. Investments in other open-end mutual funds are valued at their stated net asset value.

Pricing vendors may be unwilling or unable to obtain prices for certain securities, or may assign prices that do not reflect current market conditions. Certain securities, such as thinly traded securities, securities in which trading has been suspended, securities traded in certain foreign markets, etc. may be difficult to price. Additionally, significant events may affect the pricing of securities. A significant event is determined by the Advisor’s Pricing Committee and defined as an event deemed material enough to impact the value of the security, such as news disruptive enough to cause a halt in trading, news indicating a potential default of a fixed-income issuer’s obligations or other news that would materially impact the price of a security. As of March 31, 2010, there were no securities held in the Portfolio that required fair valuation by the Advisor’s Pricing Committee in accordance with the Board-approved procedures. See Note 5.

B) Security Transactions, Dividends, Interest and Distributions. Security transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recorded on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized using the interest method. Distributions to shareholders are recorded on the ex-dividend date. Capital gains and income distributions, if any, are distributed at least annually.

C) Federal Income Taxes. The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to shareholders of the Fund. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

As of and during the year ended March 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund will be subject to examination by U.S. federal and state tax authorities for returns filed for the current year.

D) Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E) Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

F) Subsequent Events. Accounting standards require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Fund has evaluated subsequent events and has determined that there are no subsequent events that require disclosure.

NOTE 3. COMMITMENTS, OTHER RELATED·PARTY TRANSACTIONS AND OTHER AGREEMENTS

A) Investment Management Agreement. The Trust, on behalf of the Fund, has entered into an investment management agreement with Rainier Investment Management, Inc. (the “Investment Advisor”). Under the terms of the agreement, the Trust will pay an investment advisory fee of 0.55% of average daily net assets.

B) Fee and Expense Waivers. Although not required to do so, the Investment Advisor has contractually agreed to reimburse the Fund to the extent necessary so that its ratio of operating expenses to average daily net assets will not exceed 0.65%.

Overall operating expenses for the Fund will not fall below the applicable percentage limitation until the Investment Advisor has been fully reimbursed for fees foregone and expenses paid by the Investment Advisor under this agreement.

These percentages are based on the average daily net assets of the Fund and exclude Rule 12b-1 fees, interest, taxes, brokerage commissions, extraordinary expenses and sales charges. This agreement has a one-year term, renewable at the end of each fiscal year. The agreement may be terminated by the Fund or Investment Advisor with 60 days’ written notice.

Expenses reimbursed by the Investment Advisor may be recouped from the Fund. The recoupment period will be limited to three fiscal years from the fiscal year of the reimbursement, and is subject to the Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations.

At March 31, 2010 the amount available for recoupment that has been paid and/or waived by the Advisor on behalf of the Fund is $31,658.

The Advisor may recapture a portion of $31,658 no later than March 31, 2013.

C) Omnibus Fee Agreement. The Trust, on behalf of the Fund, has entered into an Omnibus Fee Agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“USBFS”), and U.S. Bank, N.A. USBFS serves as the administrator, transfer agent and fund accountant, and U.S. Bank, N.A., serves as the custodian under this Agreement. For these services, the Trust pays a monthly fee based on the greater of an annual minimum or the annual rate of:

0.05% of first $3 billion of average daily net assets

0.04% of next $1 billion of average daily net assets

0.03% of next $6 billion of average daily net assets

0.02% of average daily net assets over $10 billion.

The Trust will be subject to an annual minimum fee of $650,000. The Fund pays a minimum of $10,000 annually.

D) Other Related Parties. Certain officers and Trustees of the Fund are also officers and/or directors of the Investment Advisor. Independent Trustees are compensated by the Trust at the total rate of $40,000 per year plus $4,000 for each meeting of the Board of Trustees attended and any travel expenses incurred in such meetings, which is allocated among the Fund. (If all quarterly meetings are attended, total annual compensation for each independent Trustee is $56,000 before travel expenses.) Prior to January 1, 2010, the compensation paid was $38,000 per year plus $3,000 per meeting attended.

On December 10, 1998, the Trust approved a Deferred Compensation Plan for independent Trustees (the “Compensation Plan”). Trustees can elect to receive payment in cash or defer payments as provided for in the Compensation Plan. If a Trustee elects to defer payment, the Compensation Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted to reflect a value that would have been earned if the account had been invested in a designated investment. The Fund recognizes as Trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account.

NOTE 4. INVESTMENT TRANSACTIONS

The aggregate security purchases and sales, other than short-term obligations and U.S. government securities, for the year ended March 31, 2010, were $16,237,755 and $6,932,994, respectively.

There were no purchases or sales of U.S. government securities by the High Yield Portfolio.

NOTE 5. FAIR VALUE OF THE FINANCIAL INSTRUMENTS

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 - Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the available information.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2010:

	Level 1	Level 2	Level 3	Total

Fixed Income
Corporate Bonds	$—	$11,403,939	$—	$11,403,939
Convertible Corporate Bonds	—	115,125	—	115,125

Total Fixed Income	—	11,519,064	—	11,519,064

Short-Term Investments	14,644	—	—	14,644

Total Investments in Securities	$14,644	$11,519,064	$—	$11,533,708

NOTE 6. INCOME TAXES

The components of distributable accumulated earnings on a tax basis were as follows:

High Yield Portfolio

Cost of investments for tax purposes	$10,395,722

Gross tax unrealized appreciation	1,143,402
Gross tax unrealized depreciation	(5,416)

Net tax unrealized appreciation on investments	1,137,986

Undistributed ordinary income	434,729

Undistributed long–term capital gains	—

Other accumulated losses	(93,609)

Total accumulated earnings	$1,479,106

The tax components of distributions paid during the year ended March 31, 2010, were as follows:

	Year ended March 31, 2010
	Ordinary Income	Long-term Capital Capital Gain
High Yield Portfolio	$943,352	—

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning December 15, 2009. The Funds are evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

of Rainier Investment Management Mutual Fund’s High Yield Portfolio::

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Rainier Investment Management Mutual Fund’s High Yield Portfolio (the “Fund”) as of March 31, 2010, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2010 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2010, the results of operations, the changes in net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

May 19, 2010

GENERAL INFORMATION

TAX INFORMATION

The percentage of dividend income distributed for the year ended March 31, 2010, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, was 3.31%.

The percentage of dividend income distributed for the year ended March 31, 2010, designated as qualified dividends received deduction available to corporate shareholders, was 3.31%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C), was 8.85%.

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Fund’s proxy voting policies and procedures and voting records, without charge, upon request by contacting the Fund directly at 1-800-248-6314; or on the EDGAR Database on the SEC’s website at www.sec.gov.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Fund will file its complete portfolio schedule with the Securities and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Portfolio’s Form N-Q will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

The Funds held a special meeting of shareholders on August 17, 2009, relating to the election of Trustees. The shareholders elected John W. O’Halloran and John W. Ferris as Trustees of the Trust. A total of 132,478,660 shares were represented at the meeting, either in person or by proxy, constituting 55.7% of the shares eligible to vote. The voting results were as follows:

	For	Abstain	Against
John W. O’Halloran	126,759,120	2,641,094	3,078,367
John W. Ferris	127,136,288	2,900,091	2,442,281

BOARD CONSIDERATION OF AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Renewal of Investment Advisory Agreement for the High Yield Portfolio

At a meeting of the Board of Trustees held on March 4, 2010, with all of the independent Trustees present, the Board unanimously approved the continuation of the Investment Advisory

Agreement (the “Advisory Agreement”) between the Trust and the Investment Advisor with respect to the High Yield Portfolio (the “Fund”).

In considering whether to approve the Advisory Agreement, the Board (including the independent Trustees) considered and discussed a substantial amount of information prepared by the Investment Advisor at the Board’s request. This information included detailed data on performance and expenses for other investment companies with similar investment objectives and sizes, which was derived from data compiled by an independent third party. The independent Trustees received a memorandum discussing the legal standards applicable to their consideration of the proposed renewal. The independent Trustees also discussed the proposed renewal in a private session with independent legal counsel to the independent Trustees at which no representatives of the Investment Advisor or other parties were present. In reaching their determinations relating to the renewal of the Advisory Agreement with respect to the Fund, the Trustees considered all the information and factors they believed relevant, including the factors discussed below.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them, and their determinations were made separately with respect to the Fund.

Nature, Extent and Quality of Services

The Advisor, its personnel and its resources. The Board considered the depth and quality of the Advisor’s investment management process, including its sophisticated methodology; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Board discussed the quality of the proposed services to be provided by the Advisor and noted extensive investment experience, including experience in the analysis of and investment in non-investment grade securities, of the proposed Portfolio Managers of the Fund. The Trustees considered the overall depth and quality of the Advisor’s investment personnel and the potential benefits of this group and its research to the Fund. The Board considered the performance record of the other fixed-income investments within the Trust, noting that these investments had produced solid returns relative to their respective benchmarks and peer funds.

Other Services. The Board considered the Advisor’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; its commitment to hiring and retaining high-quality non-investment personnel including, but not limited to the Trust’s Chief Executive Officer and its Chief Compliance Officer as well as a client service team that had provided services to the Trust’s shareholders; oversight of the Trust’s other service providers; and the Advisor’s commitment to providing ongoing communication to the Board and to the Trust’s shareholders regarding investment performance and other pertinent information.

The Board concluded that the nature, extent and quality of the services to be provided by the Advisor would benefit the Fund and its potential shareholders.

Investment Performance

Because the Advisor has no experience in managing a non-investment grade fixed income portfolio, the Trustees were not able to consider directly correlated performance information. The Trustees consider that credit analysis was an important aspect of the investment process for the existing fixed income Fund in the Trust and that Fund had an attractive long-term performance record.

Advisory Fees and Total Expenses

The Board reviewed the advisory fees and total expenses proposed for the Fund and compared such amounts with the average fee and expense levels of other funds in an applicable group of peer funds compiled using data from Morningstar, Inc. The Board observed that the Fund’s proposed advisory fees were slightly above the median of the peer group. However, the expense cap for the Fund proposed by the Advisor would limit the overall expenses of the Fund to a level below the median for the peer group.

The Board concluded that the proposed investment advisory fees were reasonable and that because the Advisor had agreed to limit the overall expenses of the Fund through an Expense Limitation Agreement that the overall expenses of the Fund would be fair and reasonable.

Advisor, Costs, Level of Profits and Economies of Scale

The Board discussed the Advisor’s costs of providing the proposed services to the Fund. The Trustees noted that because the Advisor intended to employ a limited distribution strategy, it was unlikely that the Advisor would experience any profits in the first three years of the Fund’s operations. The Board noted that the Fund would benefit from economies of scale as certain Trust level expenses are allocated on a pro-rata basis across all Funds in the Trust. The Trustees also noted that because of the expense cap implemented by the Advisor, the Fund would effectively have access to economies of scale that it would not have access to until it achieved considerably higher asset levels.

Ancillary Benefits

The Board noted that because of the limited size of the Fund and the nature of the proposed investment strategy, it was unlikely that the Advisor would receive any benefit from third-party soft dollar arrangements. There were no other material or significant potential fall-out benefits available to the Advisor identified by the Board.

Conclusions

Based on its review, including consideration of each of the factors referred to above, the Board concluded that the proposed Investment Advisory Agreement is fair and reasonable to the Fund and its potential shareholders and that the Fund’s shareholders should receive reasonable value in return for the advisory fees paid to the Advisor by the Fund.

Directory of Fund Service Providers

INVESTMENT ADVISOR

Rainier Investment Management, Inc.

601 Union Street, Suite 2801

Seattle, WA98101

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

2020 East Financial Way, Suite 100

Glendora, CA 91741

CUSTODIAN

U.S. Bank, N.A.

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

695 Town Center Drive, Suite 1200

Costa Mesa, CA 92626

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

Trustee and Officer Information

Rainier Funds

    March 31, 2010

The following list is provided in this order: name, address, (year of birth), position(s) held with Trust, date elected+, principal occupation(s) during the past five years, number of Portfolios in Fund complex overseen by trustee, and other directorships held by trustee. The Statement of Additional Information contains additional information about Fund trustees and officers and is available without charge, upon request, by calling 1-800-248-6314.

INDEPENDENT TRUSTEES

James E. Diamond, Jr.

601 Union St., Ste. 2801, Seattle, WA 98101 (1946), Trustee, March 1994, President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials), from 2003 to present, 6

John W. Ferris

601 Union St., Ste. 2801, Seattle, WA 98101 (1940), Trustee, March 1995^, Consultant to international companies from 1998 to present, 6

Gary L. Sundem

601 Union St., Ste. 2801, Seattle, WA 98101 (1944), Trustee, March 1994, Professor of Accounting at University of Washington from 1971 to 2008; Professor Emeritus from 2008 to present, 6

INTERESTED TRUSTEES AND OTHER OFFICERS

John W. O’Halloran*

601 Union St., Ste. 2801, Seattle, WA 98101 (1960), Trustee, Chief Executive Officer, Secretary and Treasurer, June 2008^, President from June 2003 to June 2008, January 2005, Principal of the Advisor, 6

James R. Margard*

601 Union St., Ste. 2801, Seattle, WA 98101 (1952), Vice President, January 1994, Principal of the Advisor

Mark H. Dawson*

601 Union St., Ste. 2801, Seattle, WA 98101 (1956), Vice President, June 2004, Principal of the Advisor

Peter M. Musser*

601 Union St., Ste. 2801, Seattle, WA 98101 (1956), Vice President, June 2004, Principal of the Advisor

Leonard P. Brennan*

601 Union St., Ste. 2801, Seattle, WA 98101 (1959), Vice President, June 2008, Managing Director of Russell Investments from 1985 to 2005, September 2005, Principal of the Advisor

Lisa M. Thenell*

601 Union St., Ste. 2801, Seattle, WA 98101 (1967), Chief Compliance Officer and AML Compliance Officer, January 2008, Compliance Supervisor of the Advisor from 2003 to present, 2008, Chief Compliance Officer of the Advisor from 2008 to present.

*	Denotes “interested person,” as that is defined by the 1940 Act.
+	Trustees and officers of the Fund serve until their resignation, removal or retirement.
^	Messrs. Ferris and O’Halloran were elected by shareholders in August 2009.

INDEX DESCRIPTIONS

The BofA Merrill Lynch High Yield Master II Index is composed of securities from the MLHY Master II/high-yield corporate bonds and other distressed securities, U.S. government securities, taxable municipal bonds and non-investment grade bonds.

The BofA Merrill Lynch U.S. High Yield BB-B Rated Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB+ through B.

One cannot invest directly in an index.

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-248-6314.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gary L. Sundem is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There are no “Other services” provided by the principal accountant during the last two fiscal years ended March 31, 2010 and 2009. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2010	FYE 3/31/2009
Audit Fees	$120,000	$100,00
Audit-Related Fees	None	None
Tax Fees	$18,000	$15,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

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The percentage of fees billed by Deloitte and Touche, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2010	FYE 3/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2010	FYE 3/31/2009
Registrant	$18,000	$15,000
Registrant’s Investment Adviser	None	None

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

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Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 23, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rainier Investment Management Mutual Funds

By	/S/ JOHN W. O’HALLORAN
John W. O’Halloran
Chief Executive Officer, Treasurer and Secretary

Date	6/3/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ JOHN W. O’HALLORAN
John W. O’Halloran
Chief Executive Officer, Treasurer and Secretary

Date	6/3/10

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